                                                                    Exhibit 10.9


                             BASIC LEASE INFORMATION
                                    OFFICE NET

LEASE DATE:                                                   August 19, 1998
TENANT:                                                       Heuristic Physics Laboratories, Inc., a California
                                                              corporation
TENANT'S NOTICE ADDRESS:                                      2033 Gateway Place, Suite 400, San Jose, CA 95110
TENANT'S BILLING ADDRESS:                                     2033 Gateway Place, Suite 400, San Jose, CA 95110
TENANT CONTACT:  David Y. Lepejian                            PHONE NUMBER: 408-263-1466
                                                              FAX NUMBER:       408-263-1584
LANDLORD:                                                     Spieker Properties, L.P., a California limited partnership
LANDLORD'S NOTICE ADDRESS:                                    2077 Gateway Place, Suite 100, San Jose, CA 95110
LANDLORD'S REMITTANCE ADDRESS:                                Spieker Properties, Dept. 11661, P. 0. Box 45587,
                                                              San Francisco, CA 94145-0587
Project Description:                                          San Jose Gateway, San Jose, CA
Building Description:                                         Building known as 2033 Gateway Place, San Jose
Premises:                                                     Approximately 12,516 rentable square feet, Suite 400
Permitted Use:                                                General Office and Administrative
Occupancy Density:                                            50 people
Parking Density:                                              4/1000 sq.ft.
Scheduled Term Commencement Date:                             November 1, 1998
Scheduled Length of Term:                                     84 months
Scheduled Term Expiration Date:                               October 31, 2005
Rent:
         Base Rent:                                           See Addendum 1 attached hereto and made a part hereof
         Estimated First Year Operating Expenses:             See Addendum 1 attached hereto and made a part hereof
Security Deposit:                                             $77,098.00
Tenant's Proportionate Share:
         Of Building:                                         10.14% of 123,400 total square fed
         Of Project:                                          N/A

The foregoing Basic Lease Information is incorporated into and made a part of this Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information above and shall be construed to incorporate all of the terms provided under the particular Lease paragraph pertaining to such information. In the event of any conflict between the Basic Lease Information and the Lease, the latter shall control.


LANDLORD                                   TENANT

Spieker Properties, L.P.,                  Heuristic Physics Laboratories, Inc.
a California limited partnership           a California corporation

By:  Spieker Properties, Inc.
        a Maryland corporation,             By:  /s/ DAVID Y. LEPEJIAN
        its general partner                      ------------------------------
                                                 David Y. Lepejian
                                                 Its: President & CEO

By:  /s/ JOSEPH D. RUSSELL, JR.
     ----------------------------------
     Joseph D. Russell, Jr.
     Its: Regional Senior Vice President

                                TABLE OF CONTENTS

                                                                                                               PAGE
1.    Premises....................................................................................................1
2.    Possession and Lease Commencement...........................................................................1
3.    Term........................................................................................................2
4.    Use.........................................................................................................2
5.    Rules and Regulations.......................................................................................5
6.    Rent........................................................................................................5
7.    Operating Expenses..........................................................................................6
8.    Insurance and Indemnification..............................................................................12
9.    Waiver of Subrogation......................................................................................15
10.   Landlord's Repairs and Maintenance.........................................................................15
11.   Tenant's Repairs and Maintenance...........................................................................16
12.   Alterations................................................................................................16
13.   Signs......................................................................................................18
14.   Inspection/Posting Notices.................................................................................18
15.   Services and Utilities.....................................................................................19
16.   Subordination..............................................................................................21
17.   Financial Statements.......................................................................................22
18.   Estoppel Certificate.......................................................................................22
19.   Security Deposit...........................................................................................23
20.   Limitation of Tenants Remedies.............................................................................23
21.   Assignment and Subletting..................................................................................24
22.   Authority..................................................................................................27
23.   Condemnation...............................................................................................27
24.   Casualty Damage............................................................................................28
25.   Holding Over...............................................................................................30
26.   Default....................................................................................................31
27.   Liens......................................................................................................34
28.   Substitution...............................................................................................34
29.   Transfers by Landlord......................................................................................35
30.   Right of Landlord to Perform Tenants Covenants.............................................................35
31.   Waiver.....................................................................................................35
32.   Notices....................................................................................................36
33.   Attorneys' Fees............................................................................................37
34.   Successors and Assigns.....................................................................................37
35.   Force Majeure..............................................................................................37
36.   Surrender of Premises......................................................................................37
37.   Parking....................................................................................................38
38.   Miscellaneous..............................................................................................39
39.   Additional Provisions......................................................................................41
40.   Jury Trial Waiver..........................................................................................42
      Signatures.................................................................................................19
      Addendum...................................................................................................20

Exhibits:
    Exhibit A.................................................................................Rules and Regulations
    Exhibit B.......................................................................Site Plan, Property Description
    Exhibit C...........................................................................Lease Improvement Agreement
    Additional Exhibits as Required

                                      LEASE

         THIS LEASE is made as of the 19th day of August, 1998, by and between Spieker Properties, L.P., a California limited partnership (hereinafter called "Landlord"), and Heuristic Physics Laboratories, Inc., a California corporation (hereinafter called "Tenant").

                             1. PREMISES

         Landlord leases to Tenant and Tenant leases from Landlord, upon the terms and conditions hereinafter set forth, those premises (the "Premises") outlined in red on Exhibit B and described in the Basic Lease Information. The Premises shall be all or part of a building (the "Building") and of a project (the "Project"), which may consist of more than one building and additional facilities, as described in the Basic Lease Information. The Building and Project are outlined in blue and green respectively on Exhibit B. Subject to Paragraph 38.E. Landlord and Tenant acknowledge that physical changes may occur from time to time in the Premises, Building or Project, and that the number of buildings and additional facilities which constitute the Project may change from time to time, which may result in an adjustment in Tenant's Proportionate Share, as defined in the Basic Lease Information, as provided in Paragraph 7.A.

                  2.  POSSESSION AND LEASE COMMENCEMENT

A. CONSTRUCTION OF IMPROVEMENTS. Landlord shall deliver possession of the Premises to Tenant in broom-clean condition, free of debris and with the roof in good repair and all electrical, HVAC, plumbing, sewer, water, gas and other Building systems in good working condition. If during the first thirty
(30) days of the Term, any Building system or the roof is not in the condition required hereby or any repair as aforesaid has not been properly completed, Tenant shall notify Landlord in writing during such thirty (30) day period, of the need for repair, and the repair shall be completed by Landlord at no cost to Tenant in accordance with Landlord's repair obligation per Paragraph 10 of this Lease, except to the extent that Tenant caused such need for repair. If this Lease pertains to a Building to be constructed or improvements to be constructed within a Building, the provisions of this Paragraph 2.B. shall apply in lieu of the provisions of Paragraph 2.A. above and the term commencement date ("Term Commencement Date") shall be the earlier of the date on which: (1) Tenant takes possession of some or all of the Premises; or (2) the improvements to be constructed or performed in the Premises by Landlord (if any) shall have been substantially completed as defined on Exhibit C and Tenant's taking of possession of the Premises or any part thereof shall constitute Tenant's confirmation of substantial completion for all purposes hereof, whether or not substantial completion of the Building or Project shall have occurred. If for any reason Landlord cannot deliver possession of the Premises to Tenant on the scheduled Term Commencement Date, Landlord shall not be subject to any liability therefor, nor shall Landlord be in default hereunder nor shall such failure affect the validity of this Lease, and Tenant agrees to accept possession of the Premises at such time as such improvements have been substantially completed, as defined in the Lease Improvement Agreement which date shall then be deemed the Term Commencement Date. Notwithstanding anything to the contrary contained in the preceding sentence, if Landlord has not delivered possession of the Premises to Tenant through no fault of Tenant and in the absence of force majeure, with the Tenant Improvements substantially completed, by April 1, 1999, Tenant shall have the right to terminate this Lease and to receive a refund of all monies previously tendered by Landlord which right Tenant must exercise in writing prior to April 15, 1999. In the event Tenant fails to exercise its right pursuant to this paragraph, Tenant shall have waived its right to terminate this Lease. Tenant shall not be liable for any Rent for any period prior to the Term Commencement Date (but without affecting any obligations of Tenant under any improvement agreement appended to this Lease). In the event of any dispute as to substantial completion of work performed or required to be performed by Landlord, the certificate of Landlord's architect or general contractor shall be conclusive. Substantial completion shall have occurred notwithstanding Tenant's submission of a punchlist to Landlord, which Tenant shall submit, if at all, within ten (10) business days after the Term Commencement Date or otherwise in accordance with any improvement agreement appended to this Lease. Upon Landlord's request, following substantial completion, Tenant shall promptly execute and return to Landlord a "Start-Up Letter" in which Tenant shall agree, among other things, to acceptance of the Premises and to the determination of the Term Commencement Date, in accordance with the terms of this Lease but Tenant's failure or refusal to do so shall not negate Tenant's acceptance of the Premises or affect determination of the Term Commencement Date.

                                  3.  TERM

         The term of this Lease (the "Term") shall commence on the Term Commencement Date and continue in full force and effect for the number of months specified as the Length of Term in the Basic Lease Information or until this Lease is terminated as otherwise provided herein. If the Term Commencement Date is a date other than the first day of the calendar month, the Term shall be the number of months of the Length of Term in addition to the remainder of the calendar month following the Term Commencement Date. Landlord agrees to permit Tenant to have access to the premises fourteen (14) days prior to the Commencement Date for purposes of installing its telephone and computer cabling, with all terms and conditions of the Lease in full force and effect, except payment of Base Rent.

                                  4.  USE

A. GENERAL. Tenant shall use the Premises for the permitted use specified in the Basic Lease Information ("Permitted Use") and for no other use or purpose. Tenant shall control Tenant's employees, agents, customers, visitors, invitees, licensees, contractors, assignees and subtenants (collectively, "Tenant's Parties") in such a manner that Tenant and Tenant's Parties cumulatively do not exceed the occupant density (the "Occupancy Density") or the parking density (the "Parking Density") specified in the Basic Lease Information at any time. So long as Tenant is occupying the Premises, Tenant and Tenant's Parties shall have the nonexclusive right to use, in common with other parties occupying the Building or Project, the parking areas, driveways and other common areas of the Building and Project, subject to the terms of this Lease and such reasonable rules and regulations as Landlord may from time to time prescribe. Landlord reserves the right, without notice or liability to Tenant, and without the same constituting an actual or constructive eviction, to alter or modify the common areas from time to time, including the location and configuration thereof, and the amenities and facilities which Landlord may determine to provide from time to time.

B. LIMITATIONS. Tenant shall not permit any odors, smoke, dust, gas, substances, noise or vibrations to emanate from the Premises or from any portion of the common area as a result of Tenant's or any Tenant's Party's use thereof, nor take any action which would constitute a nuisance or would unreasonably disturb, obstruct or endanger any other tenants or occupants of the Building or Project or elsewhere, or interfere with their use of their respective premises or common area. Storage outside the Premises of materials, vehicles or any other items is prohibited. Tenant shall not use or allow the Premises to be used for any immoral, improper or unlawful purpose, nor shall Tenant cause or maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer the commission of any waste in, on or about the Premises. Tenant shall not allow any sale by auction upon the Premises, or place any loads upon the floors, walls or ceilings which could endanger the structure, or place any harmful substances in the drainage system of the Building or Project. No waste, materials or refuse shall be dumped upon or permitted to remain outside the Promises. Landlord shall not be responsible to Tenant for the non-compliance by any other tenant or occupant of the Building or Project with any of the above-referenced rules or any other terms or provisions of such tenant's or occupant's lease or other contract.

C. COMPLIANCE WITH REGULATIONS. Subject to the other provisions of the Lease, by entering the Premises to take possession, Tenant accepts the Premises in the condition existing as of the date of such entry. Tenant shall at its sole cost and expense strictly comply with all existing or future applicable municipal, state and federal and other governmental statutes, rules, requirements, regulations, laws and ordinances, including zoning ordinances and regulations, and covenants, easements and restrictions of record governing and relating to Tenant's and Tenant's Parties' use, occupancy or possession of the Premises, to Tenant's use of the common areas, or to Tenant's and Tenant's Parties' use, storage, generation or disposal of Hazardous Materials (hereinafter defined) (collectively "Regulations"). Tenant shall at its sole cost and expense obtain any and all licenses or permits necessary for Tenant's use of the Premises. Tenant shall at its sole cost and expense promptly comply with the requirements of any board of fire underwriters or other similar body now or hereafter constituted. Tenant shall not do or permit anything to be done in, on, under or about the Project or bring or keep anything which will in any way increase the rate of any insurance upon the Premises, Building or Project or upon any contents therein or cause a cancellation of said insurance or otherwise affect said insurance in any manner. Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord), protect and hold Landlord harmless from and against any loss, cost, expense, damage, attorneys' fees or liability arising out of the failure of Tenant to comply with any Regulation. Tenant's obligations pursuant to the foregoing indemnity shall survive the expiration or earlier termination of this Lease.

D. HAZARDOUS MATERIALS. As used in this Lease, "Hazardous Materials" shall include, but not be limited to, hazardous, toxic and radioactive materials and those substances defined as "hazardous substances," "hazardous materials," "hazardous wastes" "toxic substances," or other similar designations in any Regulation. Tenant shall not cause, or allow any of Tenant's Parties to cause, any Hazardous Materials to be handled, used, generated, stored, released or disposed of in, on, under or about the Premises, the Building or the Project or surrounding land or environment in violation of any Regulations. Tenant must obtain Landlord's written consent prior to the introduction of any Hazardous Materials onto the Project. Notwithstanding the foregoing, Tenant may handle, store, use and dispose of products containing small quantities of Hazardous Materials for "general office purposes" (such as toner for copiers) to the extent customary and necessary for the Permitted Use of the Premises; provided that Tenant shall always handle, store, use, and dispose of any such Hazardous Materials in a safe and lawful manner and never allow such Hazardous Materials to contaminate the Premises, Building, or Project or surrounding land or environment. Tenant shall immediately notify Landlord in writing of any Hazardous Materials' contamination of any portion of the Project of which Tenant becomes aware, whether or not caused by Tenant. Landlord shall have the right at all reasonable times to inspect the Premises and to conduct tests and investigations to determine whether Tenant is in compliance with the foregoing provisions, the costs of all such inspections, tests and investigations to be borne by Tenant if Landlord has reasonable grounds to believe that Tenant is in violation of the foregoing provisions of this Paragraph 4D. Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord), protect and hold Landlord harmless from and against any and all claims, liabilities, losses, costs, loss of rents, liens, damages, injuries or expenses (including attorneys' and consultants' fees and court costs), demands, causes of action, or judgments directly or indirectly arising out of or related to the use, generation, storage, release, or disposal of Hazardous Materials by Tenant or any of Tenant's Parties in, on, under or about the Premises, the Building or the Project or surrounding land or environment, which indemnity shall include, without limitation, damages for personal or bodily injury, property damage, damage to the environment or natural resources occurring on or off the premises, losses attributable to diminution in value or adverse effects on marketability, the cost of any investigation, monitoring, government oversight, repair, removal, remediation, restoration, abatement, and disposal, and the preparation of any closure or other required plans, whether such action is required or necessary prior to or following the expiration or earlier termination of this Lease. Neither the consent by Landlord to the use, generation, storage, release or disposal of Hazardous Materials nor the strict compliance by Tenant with all laws pertaining to Hazardous Materials shall excuse Tenant from Tenant's obligation of indemnification pursuant to this Paragraph 4.D. Tenant's obligations pursuant to the foregoing indemnity shall survive the expiration or earlier termination of this Lease.

         Landlord shall indemnify, defend and hold Tenant, its affiliates, their respective directors, officers, employees and agents harmless from and against any and all claims, penalties, fines, costs, liabilities or losses and attorneys' fees arising out of any Hazardous Material in, on or about the Project or the Premises which was created, handled, placed, stored, used, transported or disposed of by Landlord, excluding, however, any Hazardous Material whose presence was caused by Tenant or its affiliates or their respective agents.

                            5.  RULES AND REGULATIONS

         Tenant shall faithfully observe and comply with the building rules and regulations attached hereto as Exhibit A and any other reasonable rules and regulations and any modifications or additions thereto which Landlord may from time to time prescribe in writing for the purpose of maintaining the proper care, cleanliness, safety, traffic flow and general order of the premises or the Building or Project. Tenant shall cause Tenant's Parties to comply with such rules and regulations. Landlord shall not be responsible to Tenant for the non-compliance by any other tenant or occupant of the Building or project with any of such rules and regulations, any other tenant's or occupant's lease or any Regulations. Landlord shall enforce the rules and regulations in a non-discriminatory manner.

                                  6.  RENT

A. BASE RENT. Tenant shall pay to Landlord and Landlord shall receive, without notice or demand throughout the Term, Base Rent as specified in the Basic Lease Information, payable in monthly installments in advance on or before the first day of each calendar month, in lawful money of the United States, without deduction or offset whatsoever, at the Remittance Address specified in the Basic Lease Information or to such other place as Landlord may from time to time designate in writing. If the obligation for payment of Base Rent commences on a day other than the first day of a month, then Base Rent shall be prorated and the prorated installment shall be paid on the first day of the calendar month next succeeding the Term Commencement Date. The Base Rent payable by Tenant hereunder is subject to adjustment as provided elsewhere in this Lease, as applicable. As used herein, the term "Base Rent" shall mean the Base Rent specified in the Basic Lease Information as it may be so adjusted from time to time.

B. ADDITIONAL RENT. All monies other than Base Rent required to be paid by Tenant hereunder, including. but not limited to. Tenant's Proportionate Share of Operating Expenses, as specified in Paragraph 7 of this Lease, charges to be paid by Tenant under Paragraph 15, the interest and late charge described in Paragraphs 26.C. and D., and any monies spent by Landlord pursuant to Paragraph 30, shall be considered additional rent ("Additional Rent"). "Rent" shall mean Base Rent and Additional Rent.

                             7.  OPERATING EXPENSES

A. OPERATING EXPENSES. In addition to the Base Rent required to be paid hereunder, Tenant shall pay as Additional Rent, Tenant's Proportionate Share of the Building and/or Project (as applicable), as defined in the Basic Lease Information, of Operating Expenses (defined below) in the manner set forth below. Tenant shall pay the applicable Tenant's Proportionate Share of each such Operating Expenses. Subject to Paragraph 38.E., Landlord and Tenant acknowledge that if the number of buildings which constitute the Project increases or decreases, or if physical changes are made to the Premises, Building or Project or the configuration of any thereof, Landlord may at its discretion reasonably adjust Tenant's Proportionate Share of the Building or Project to reflect the change. Landlord's determination of Tenant's Proportionate Share of the Building and of the Project shall be conclusive so long as it is reasonably and consistently applied. "Operating Expenses" shall mean all expenses and costs of every kind and nature which Landlord shall pay or become obligated to pay, because of or in connection with the ownership, management, maintenance, repair, preservation. replacement and operation of the Building or Project and its supporting facilities and such additional facilities now and in subsequent years as may be determined by Landlord to be necessary or desirable to the Building and/or Project (as determined in a reasonable manner) other than those expenses and costs which are specifically attributable to Tenant or which are expressly made the financial responsibility of Landlord or specific tenants of the Building or Project pursuant to this Lease. Operating Expenses shall include, but are not limited to, the following:

     (1) TAXES. All real property taxes and assessments, possessory interest taxes, sales taxes, personal property taxes, business or license taxes or fees, gross receipts taxes, service payments in lieu of such taxes or fees, annual or periodic license or use fees. excises, transit charges, and other impositions, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind (including fees "in-lieu" of any such tax or assessment) which we now or hereafter assessed, levied, charged, confirmed, or imposed by any public authority upon the Building or Project, its operations or the Rent (or any portion or component thereof), or any tax, assessment or fee imposed in substitution, partially or totally, of any of the above. Operating Expenses shall also include any taxes, assessments, reassessments, or other fees or impositions with respect to the development. leasing, management, maintenance, alteration, repair, use or occupancy of the Premises. Building or Project or any portion thereof, including, without limitation, by or for Tenant, and all increases therein or reassessments thereof whether the increases or reassessments result from increased rate and/or valuation (whether upon a transfer of the Building or Project or any portion thereof or any interest therein or for any other reason). Operating Expenses shall not include inheritance or estate taxes imposed upon or assessed against the interest of any person in the Project, or taxes computed upon the basis of the net income of any owners of any interest in the Project. If it shall not be lawful for Tenant to reimburse Landlord for all or any part of such taxes, the monthly rental payable to Landlord under this Lease shall be revised to net Landlord the same net rental after imposition of any such taxes by Landlord as would have been payable to Landlord prior to the payment of any such taxes.

     (2) INSURANCE. All insurance premiums and costs, including, but not limited to, any deductible amounts, premiums and other costs of insurance incurred by Landlord, including for the insurance coverage set forth in Paragraph 8.A. herein.

     (3) COMMON AREA MAINTENANCE.

          (a) Repairs, replacements, and general maintenance of and for the Building and Project and public and common areas and facilities of and comprising the Building and Project, including, but not limited to, the roof and roof membrane, windows, elevators, restrooms, conference rooms, health club facilities, lobbies, mezzanines, balconies, mechanical rooms, building exteriors, alarm systems, pest extermination, landscaped areas parking and service areas, driveways, sidewalks, loading areas, fire sprinkler systems, sanitary and storm sewer lines, utility services, heating/ventilation/air conditioning systems, electrical, mechanical or other systems, telephone equipment and wiring servicing, plumbing, lighting, and any other item or areas which affect the operation or appearance of the Building or Project, which determination shall be at Landlord's discretion. except for: those items expressly made the financial responsibility of Landlord pursuant to Paragraph 10 hereof; those items to the extent paid for by the proceeds of insurance; and those items attributable solely or jointly to specific tenants of the Building or Project.

          (b) Repairs, replacements, and general maintenance shall include the cost of any capital improvements made to or capital assets acquired for the Project or Building that in Landlord's discretion may reduce any other Operating Expenses, including present or future repair work, are reasonably necessary for the health and safety of the occupants of the Building or Project, or are required to comply with any Regulation, such costs or allocable portions thereof to be amortized over such reasonable period as Landlord shall determine, together with interest on the unamortized balance at the publicly announced "prime rate" charged by Wells Fargo Bank, NA. (San Francisco) or its successor at the time such improvements or capital asset are constructed or acquired, plus two (2) percentage points, or in the absence of such prime rate, then at the U.S. Treasury six-month market note (or bond, if so designated) rate as published by any national financial publication selected by Landlord, plus four (4) percentage points, but in no event more than the maximum rate permitted by law, plus reasonable financing charges.

          (c) Payment under or for any easement, license, permit, operating agreement, declaration, restrictive covenant or instrument relating to the Building or Project.

          (d) All expenses and rental related to services and costs of supplies, materials and equipment used in operating, managing and maintaining the Premises, Building and Project, the equipment therein and the adjacent sidewalks, driveways, parking and service areas, including, without limitation, expenses related to service agreements regarding security, fire and other alarm systems, janitorial services, window cleaning, elevator maintenance, building exterior maintenance, landscaping and expenses related to the administration, management and operation of the Project, including without limitation salaries, wages and benefits and management office rent.

          (e) The cost of supplying any services and utilities which benefit all or a portion of the Premises, Building or Project, including without limitation services and utilities provided pursuant to Paragraph 15 hereof.

          (f) Legal expenses and the cost of audits by certified public accountants; provided, however, that legal expenses chargeable as Operating Expenses shall not include the cost of negotiating leases, collecting rents, evicting tenants nor shall it include costs incurred in legal proceedings with or against any tenant or to enforce the provisions of any lease.

          (g) A management and accounting cost recovery fee equal to five percent (50/6) of the sum of the Project's base rents and Operating Expenses (other than such management and accounting fee).

     If the rentable area of the Building and/or Project is not fully occupied during any fiscal year of the Term as determined by Landlord, an adjustment shall be made in Landlord's discretion in computing the Operating Expenses for such year so that Operating Expenses shall be computed as though the Building had been one hundred percent (100%) occupied. Tenant pays an equitable portion of all variable items (e.g., utilities, janitorial services and other component expenses at are affected by variations in occupancy levels) of Operating Expenses, as reasonably determined by Landlord; provided, however, that in no event shall Landlord be entitled to collect in excess of one hundred percent (1001%) of the total Operating Expenses from all of the tenants in the Building or Project, as the case may be.

     Operating Expenses shall not include the cost of providing tenant improvements or other specific costs incurred for the account of, separately billed to and paid by specific tenants of the Building or Project, the initial construction cost of the Building, or debt service on any mortgage or dead of trust recorded with respect to the Project other than pursuant to Paragraph 7.A.(3)(b) above. Notwithstanding anything herein to the contrary, in any instance wherein Landlord, in Landlord's sole discretion, deems Tenant to be responsible for any amounts greater than Tenant's Proportionate Share, Landlord shall have the right to allocate costs in any manner Landlord reasonably deems appropriate.

     Notwithstanding anything in the definition of Operating, Expenses in this Lease to the contrary, Operating Expenses shall not include the following, except to the extent specifically permitted by a specific exception to the following:

          (i) Any ground lease rental;

          (ii) Costs of capital improvements, replacements or equipment and any depreciation or amortization expenses thereon, except as specifically set forth in the definition of Operating Expenses in Paragraph 7.A of the Lease;

          (iii) Rentals for items (except when needed in connection with normal repairs and maintenance of permanent systems) which if purchased, rather than rented. would constitute a capital improvement which is specifically excluded in Subsection (ii) above (excluding, however, equipment not affixed to the Building or Project which is used in providing janitorial or similar services);

          (iv) Costs incurred by Landlord for the repair of damage to the Building or Project. to the extent that Landlord is reimbursed by insurance proceeds;

          (v) Costs, including permit, license and inspection costs. incurred with respect to the installation of tenant or other occupant improvements made for tenants or other occupants in the Building or the Project or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for or the premises of other tenants or other occupants of the Building;

          (vi) Marketing costs, including leasing commissions, attorneys' fees in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, subleases and/or assignments, space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or Prospective tenants or other occupants of the Building or the Project;

          (vii) Costs incurred by Landlord due to the violation by Landlord of the terms and conditions of any lease of space in the Building or the Project;

          (viii) Interest, principal, points and fees on debt or amortization payments on any mortgage or dead of trust or any other debt instrument encumbering the Building or Project or the land on which the Building or Project is situated;

          (ix) Except for making repairs or keeping permanent systems in operation while repairs are being made, rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature, except equipment not affixed to the Building which is used in providing janitorial or similar services;

          (x) Advertising and promotional expenditures (except for retail property promotions);

          (xi) Costs incurred in connection with upgrading the Building or Project to comply with disability, life, fire and safety codes in effect prior to the issuance of the temporary certificate of occupancy for the Building;

          (xii) Interest, fines or penalties incurred as a result of Landlord's failure to make payments when due unless such failure is commercially reasonable under the circumstances;

          (xiii) Costs arising from Landlord's charitable or political contributions;

          (xiv) Costs for acquisition of sculpture, paintings or other objects of art in common areas;

          (xv) The depreciation of the Building and other real property structures in the Project;

          (xvi) Landlord's general corporate overhead and general administrative expenses not related to the operation of the Project, except as specifically set forth in Paragraph 7.A;

          (xvii) Any bad debt loss, rent loss or reserves for b ad debts or rent loss, or reserves for equipment or capital replacement;

     The above enumeration of services and facilities shall not be deemed to impose an obligation on Landlord to make available or provide such services or facilities except to the extent if any that Landlord has specifically agreed elsewhere in this Lease to make the same available or provide the same. Without limiting the generality of the foregoing. Tenant acknowledges and agrees that it shall be responsible for providing adequate security for its use of the Premises, the Building and the Project and that Landlord shall have no obligation or liability with respect thereto except to the extent if that Landlord provide the same.

B. PAYMENT OF ESTIMATED OPERATING EXPENSES. Estimated Operating Expenses" for any particular year shall mean Landlord's estimate of the Operating Expenses for such fiscal year made with respect to such fiscal year as hereinafter provided. Landlord shall have the right from time to time to revise its fiscal year and interim accounting periods so long as the periods as so revised are reconciled with prior periods in a reasonable manner. During the last month of each fiscal year during the Term, or as soon thereafter as practicable, Landlord shall give Tenant written notice of the Estimated Operating Expenses for the ensuing fiscal year. Tenant shall pay Tenant's Proportionate Share of the Estimated Operating Expenses with installments of Base Rent for the fiscal year to which the Estimated Operating Expenses applies in monthly installments on the first day of each calendar month during such year, in advance. Such payment shall be construed to be Additional Rent for all purposes hereunder. If at any time during the course of the fiscal year, Landlord determines that Operating Expenses are projected to vary from the then Estimated Operating Expenses by more than five percent (5%). Landlord may, by written notice to Tenant, revise the Estimated Operating Expenses for the balance of such fiscal year, and Tenant's monthly installments for the remainder of such year shall be adjusted so that by the end of such fiscal year Tenant has paid to Landlord Tenant's Proportionate Share of the revised Estimated Operating Expenses for such year, such Additional Rent for all purposes hereunder.

C. COMPUTATION OF OPERATING EXPENSE ADJUSTMENT. "Operating Expense Adjustment" "I mean the difference between Estimated Operating Expenses and actual Operating Expenses for any fiscal year determined as hereinafter provided. Within one hundred twenty (120) days after the end of each fiscal year, or as soon thereafter as practicable, Landlord shall deliver to Tenant a statement of actual Operating Expenses for the fiscal year just ended, accompanied by a computation of Operating Expense Adjustment. If such statement shows that Tenant's payment based upon Estimated Operating Expenses is less than Tenant's Proportionate Share of Operating Expenses, then Tenant shall pay to Landlord the difference within twenty (20) days after receipt of such statement, such payment to constitute Additional Rent for all purposes hereunder. If such statement shows that Tenant's payments of Estimated Operating Expenses exceed Tenant's Proportionate Share of Operating Expenses, then (provided that Tenant is not in default under this Lease) Landlord shall pay to Tenant the difference within twenty (20) days after delivery of such statement to Tenant. If this Lease has been terminated or the Term hereof has expired prior to the date of such statement, then the Operating Expense Adjustment shall be paid by the appropriate party within twenty (20) days after the date of delivery of the statement. Should this Lease commence or terminate at any time other than the first day of the fiscal year, Tenant's Proportionate Share of the Operating Expense Adjustment shall be prorated based on a month of 30 days and the number of calendar months during such fiscal year that this Lease is in effect. Notwithstanding anything to the contrary contained in Paragraph 7.A or 7.B, Landlord's failure to provide any notices or statements within the time periods specified in those paragraphs shall in no way excuse Tenant from its obligation to pay Tenant's Proportionate Share of Operating Expenses.

D. NET LEASE. This shall be a triple net Lease and Base Rent shall be paid to Landlord absolutely net of all costs and expenses, except as specifically provided to the contrary in this Lease. The provisions for payment of Operating Expenses and the Operating Expense Adjustment are intended to pass on to Tenant and reimburse Landlord for all costs and expenses of the nature described in Paragraph 7.A. incurred in connection with the ownership, management, maintenance, repair, preservation, replacement and operation of the Building and/or Project and its supporting facilities and such additional facilities now and in subsequent years as may be determined by Landlord to be necessary or desirable to the Building and/or Project.

E. TENANT AUDIT. If Tenant shall dispute the amount set forth in any statement provided by Landlord under Paragraph 7.B. or 7.C. above, Tenant shall have the right, not later than sixty (60) days following receipt of such statement and upon the condition that Tenant shall first deposit with Landlord the full amount in dispute, to cause Landlord's books and records with respect to Operating Expenses for such fiscal year to be audited by certified public accountants selected by Tenant and subject to Landlord's reasonable right of approval. The Operating Expense Adjustment shall be appropriately adjusted on the basis of such audit. If such audit discloses a liability for a refund in excess of ten percent (100%) of Tenant's Proportionate Share of the Operating Expenses previously reported, the cost of such audit shall be home by Landlord; otherwise the cost of such audit shall be paid by Tenant. If Tenant shall not request an audit in accordance with the provisions of this Paragraph 7.E. within 60 days after receipt of Landlord's statement provided pursuant to Paragraph 7.B. or 7.C., such statement shall be final and binding for all purposes hereof.

                         8.  INSURANCE AND INDEMNIFICATION

A. LANDLORD'S INSURANCE. All insurance maintained by Landlord shall be for the sole benefit of Landlord and under Landlord's sole control.

     (1) PROPERTY INSURANCE. Landlord agrees to maintain property insurance insuring the Building against damage or destruction due to risk including fire, vandalism, and malicious mischief in an amount not less than the replacement cost thereof. in the form and with deductibles and endorsements as selected by Landlord. At its election, Landlord may instead (but shall have no obligation to) obtain "All Risk" coverage, and may also obtain earthquake, pollution, and/or flood insurance in amounts selected by Landlord.

     (2) OPTIONAL INSURANCE. Landlord, at Landlord's option, may also (but shall have no obligation to) carry insurance against loss of rent, in an amount equal to the amount of Base Rent and Additional Rent that Landlord could be required to abate to all Building tenants in the event of condemnation or casualty damage for a period of twelve (12) months. Landlord may also (but shall have no obligation to) carry such other insurance as Landlord may deem prudent or advisable, including, without limitation, liability insurance in such amounts and on such terms as Landlord shall determine. Landlord shall not e obligated to insure, and shall have no responsibility whatsoever for any damage to, any furniture, machinery, goods, inventory or supplies, or other personal property or fixtures which Tenant may keep or maintain in the Premises, or any leasehold improvements, additions or alterations within the Premises.

B. TENANT'S INSURANCE.

     (1) PROPERTY INSURANCE. Tenant shall procure at Tenant's sole cost and expense and keep in effect from the date of this Lease and at all times until the end of the Term, insurance on all personal property and fixtures of Tenant and all improvements, additions or alterations made by or for Tenant to the Premises on an "All Risk" basis, insuring such property for the full replacement value of such property.

     (2) LIABILITY INSURANCE. Tenant shall procure at Tenant's sole cost and expense and keep in effect from the date of this Lease and at all times until the end of the Term Commercial General Liability insurance covering bodily injury and property damage liability occurring in or about the Premises or arising out of the use and occupancy of the Premises and the Project, and any part of either, and any areas adjacent thereto, and the business operated by Tenant or by any other occupant of the Premises. Such insurance shall include contractual liability insurance coverage insuring all of Tenant's indemnity obligations under this Lease. Such coverage shall have a minimum combined single limit of liability of at least Two Million Dollars ($2.000,000.00). and a minimum general aggregate limit of Three Million Dollars ($3,000.000.00), with an "Additional Insured - Managers or Lessors of Premises Endorsement" All such policies shall be written to apply to all bodily injury (including death). property damage or loss, personal and advertising injury and other covered loss, however occasioned, occurring during the policy term. shall be endorsed to add Landlord and any party holding an interest to which this Lease may be subordinated as an additional insured, and shall provide that such coverage shall be "primary" and non-contributing with any insurance maintained by Landlord, which shall be excess insurance only. Such coverage shall also contain endorsements including employees as additional insureds if not covered by Tenant's Commercial General Liability Insurance. All such insurance shall provide for the severability of interests of insureds; and shall be written on an "occurrence" basis, which shall afford coverage for all claims based on acts, omissions, injury and damage, which occurred or arose (or the onset of which occurred or arose) in whole or in part during the policy period.

     (3) WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY INSURANCE. Tenant shall carry Workers* Compensation Insurance as required by any Regulation, throughout the Term at Tenant's sole cost and expense. Tenant shall also carry Employers' Liability Insurance in amounts not less than One Million Dollars ($1,000,000) each accident for bodily injury by accident; One Million Dollars ($1,000,000) policy limit for bodily injury by disease; and One Million Dollars (S 1,000.000) each employee for bodily injury by disease, throughout the Term at Tenant's sole cost and expense.

     (4) GENERAL INSURANCE REQUIREMENTS. All coverages described in this Paragraph 8.B. shall be endorsed to (i) provide Landlord with thirty
     (30) days' notice of cancellation or change in terms; and (ii) waive all rights of subrogation by the insurance carrier against Landlord. If at any time during the Term the amount or coverage of insurance which Tenant is required to carry under this Paragraph 8.13. is, in Landlord's reasonable judgment, materially less than the amount or type of insurance coverage typically carried by owners or tenants of properties located in the general area in which the Premises are located which are similar to and operated for similar purposes as the Premises or if Tenant's use of the Premises should change with or without Landlord's consent, Landlord shall have the right to require Tenant to increase the amount or change the types of insurance coverage required under this Paragraph 8.13. All insurance policies required to be carried by Tenant under this Lease shall be written by companies rated A X or better in "Best's Insurance Guide" and authorized to do business in the State of California. In any event deductible amounts under all insurance policies required to be carried by Tenant under this Lease shall not exceed Five Thousand Dollars ($5,000.00) per occurrence. Tenant shall deliver to Landlord on or before the Term Commencement Date, and thereafter at least thirty (30) days before the expiration dates of the expired policies, certified copies of Tenant's insurance policies, or a certificate evidencing the same issued by the insurer thereunder, and, if Tenant shall fail to procure such insurance. or to deliver such policies or certificates, Landlord may, at Landlord's option and in addition to Landlord's other remedies in the event of a default by Tenant hereunder, procure the same for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Rent.

C. INDEMNIFICATION. Tenant shall indemnify, defend by counsel reasonably acceptable to Landlord, protect and hold Landlord harmless from and against any and all claims, liabilities, losses, costs, loss of rents. liens, damages, injuries or expenses, including reasonable attorneys' and consultants' fees and court costs, demands, causes of action, or judgments, directly or indirectly arising out of or related to: (1) claims of injury to or death of persons or damage to property occurring or resulting directly or indirectly from the use or occupancy of the Premises. Building or Project by Tenant or Tenant's Parties, or from activities or failures to act of Tenant or Tenant's Parties; (2) claims arising from work or labor performed, or for materials or supplies furnished to or at the request or for the account or Tenant in connection with performance of any work done for the account of Tenant within the Premises or Project, (3) claims arising from any breach or default on the part of Tenant in the performance of any covenant contained in this Lease; and (4) claims arising from the negligence or intentional acts or omissions of Tenant or Tenant's Parties. The foregoing indemnity by Tenant shall not be applicable to claims to the extent arising from the gross negligence or willful misconduct of Landlord. Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury or damage to any person or property in or about the Premises. Building or Project by or from any cause whatsoever (other than Landlord's gross negligence or willful misconduct) and. without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls. basement or other portion of the Premises, Building or Project, or caused by gas, fire, oil or electricity in, on or about the Premises, Building or Project. The provisions of this Paragraph shall survive the expiration or earlier termination of this Lease.

                            9.  WAIVER OF SUBROGATION

     To the extent permitted by law and without affecting Ac coverage provided by insurance to be maintained hereunder or any other rights or remedies, Landlord and Tenant each waive any right to recover against the other for: (a) damages for injury to or death of persons. (b) damages to property, including personal property; (c) damages to the Premises or any part thereof. and (d) claims arising by reason or the foregoing due to hazards covered by insurance maintained or required to be maintained pursuant to this Lease to the extent of proceeds recovered therefrom, or proceeds which would have been recoverable therefrom in the case of the failure of any party to maintain any insurance coverage required to be maintained by such party pursuant to this Lease. This provision is intended to waive fully. any rights and/or claims arising by reason of the foregoing, but only to the extent that any of the foregoing damages and/or claims referred to above arc covered or would be covered, and only to the extent of such coverage, by insurance actually carried or required to be maintained pursuant to this Lease by either Landlord or Tenant This provision is also intended to waive fully, and for the benefit of each party, any rights and/or claims which might give rise to a right of subrogation on any insurance carrier. Subject to all qualifications of this Paragraph 9. Landlord waives its rights as specified in this Paragraph 9 with respect to any subtenant that it has approved pursuant to Paragraph 21 but only in "change for the written waiver of such rights to be given by such subtenant to Landlord upon such subtenant taking possession of the Premises or a portion thereof. Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy.

                    10.  LANDLORD'S REPAIRS AND MAINTENANCE

     Landlord shall at Landlord's expense maintain in good repair, reasonable wear and tear excepted, the structural soundness of the roof, foundations, and exterior walls of the Building. The term "exterior walls" as used herein shall not include windows. glass or plate glass, doors, special store fronts or office entries. Any damage caused by or repairs necessitated by any negligence or act of Tenant or Tenant's Parties may be repaired by Landlord at Landlord's option and Tenant's expense. Tenant shall immediately give Landlord written notice of any defect or need of repairs in such components of the Building for which Landlord is responsible, upon Tenant becoming actually or constructively aware thereof, after which Landlord shall have a reasonable opportunity and the right to enter the Premises at all reasonable times to repair same. Landlord's liability with respect to any defects, repairs, or maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance, and there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of repairs, alterations or improvements in or to any portion of the Premises, the Building or the Project or to fixtures, appurtenances or equipment in the Building, except as provided in Paragraph
24. By taking possession of the Premises, Tenant accepts them "as is," as being in good order, condition and repair and the condition in which Landlord is obligated to deliver them and suitable for the Permitted Use Find Tenant's intended operations in the Premises, whether or not any notice of acceptance is given.

                    11.  TENANT'S REPAIRS AND MAINTENANCE

     Tenant shall at all times during the Tam at Tenant's expense maintain all parts of the Premises and such portions of the Building as are within the exclusive control of Tenant thereto, except for such repairs and replacements to be made by Landlord at its sole cost and expense pursuant to Paragraph 10, in a first-class, good, clean and secure condition and promptly make all necessary repairs and replacements, as determined by Landlord, with materials and workmanship of the same character, kind and quality as the original. Notwithstanding anything to the contrary contained herein, Tenant shall, at its expense, promptly repair any damage to the Premises or the Building or Project resulting from or caused by any negligence or act of Tenant or Tenant's Parties.

                              12.  ALTERATIONS

A. Except for cosmetic alterations, Tenant shall not make, or allow to be made, any alterations, physical additions, improvements or partitions, including without limitation the attachment of any fixtures or equipment, in, about or to the Premises ("Alterations") without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed with respect to proposed Alterations which: (a) comply with all applicable Regulations; (b) are, in Landlord's opinion, compatible with the Building or the Project and its mechanical, plumbing, electrical, heating/ventilation/air conditioning system and will not cause the Building or Project or such systems to be required to be modified to comply with any Regulations (including. without limitation, the Americans With Disabilities Act); and (c) will not unreasonably interfere with the use and occupancy of any other portion of the Building or Project by any other tenant or its invitees. Specifically, but-without limiting the generality or the foregoing, Landlord shall have the right of written consent for all plans and specifications for the proposed Alterations, construction means and methods, all appropriate permits and licenses, any contractor or subcontractor to be employed on the work of Alterations, and the time for performance of such work, and may impose rules and regulations for contractors and subcontractors performing such work. Landlord shall not require Tenant to post any payment or performance bonds unless the cost of the proposed Alterations exceeds $15,000.00. Tenant shall also supply to Landlord any documents and information reasonably requested by Landlord in connection with Landlord's consideration of a request for approval hereunder. Tenant shall cause all Alterations to be accomplished in a first-class, good and workmanlike manner, and to comply with all applicable Regulations and Paragraph 27 hereof Tenant shall at Tenant's sole expense, perform any additional work required under applicable Regulations due to the Alterations hereunder. No review or consent by Landlord of or to any proposed Alteration or additional work shall constitute a waiver of Tenant's obligations under this Paragraph 12, nor constitute any warranty or representation that the same complies with all applicable Regulations, for which Tenant shall at all times be solely responsible. Tenant shall reimburse Landlord for all costs which Landlord may incur in connection with granting approval to Tenant for any such Alterations, including any costs or expenses which Landlord may incur in electing to have outside architects and engineers review said plans and specifications. and shall pay Landlord an administration fee of fifteen percent (15%) of the cost of the Alterations as Additional Rent hereunder, provided that the Alteration work is performed by contractors engaged by Landlord on Tenant's behalf. All such Alterations shall remain the property of Tenant until the expiration or earlier termination of this Lease, at which time they shall be and become the property of Landlord; provided, however. that Landlord may, at Landlord's option, require that Tenant, at Tenant's expense, remove any or all Alterations made by Tenant and restore the Premises by the expiration or earlier termination of this Lease, to their condition existing prior to the construction of any such Alterations. All such removals and restoration shall be accomplished in a first-class and good and workmanlike manner so as not to cause any damage to the Premises or Project whatsoever. If Tenant fails to remove such Alterations or Tenant's trade fixtures or furniture or other personal property, Landlord my keep and use them or remove any of them and cause them to be stored or sold in accordance with applicable law, at Tenant's sole expense. In addition to and wholly apart from Tenant's obligation to pay Tenant's Proportionate Share of Operating Expenses, but not in duplication thereof. Tenant shall be responsible for and shall pay prior to delinquency any taxes or governmental service fees, possessory interest taxes, fees or Ones in lieu of any such taxes, capital levies. or other charges imposed upon, levied with respect to or assessed against its fixtures or personal property, on the value of Alterations within the Premises, and on Tenant's interest pursuant to this Lease, or any increase in any of the foregoing based on such Alterations. To the extent that any such taxes arc not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced to Tenant by Landlord.

     Landlord will not require Tenant to remove the original Tenant Improvements constructed Prior to commencement upon expiration of the Lease or sooner termination thereof.

B. In compliance with Paragraph 27 hereof at least ten (10) business days before beginning construction of any Alteration, Tenant shall give Landlord written notice of the expected commencement date of that construction to permit Landlord to post and record a notice of non-responsibility. Upon substantial completion of construction, if the law so provides, Tenant "I cause a timely notice of completion to be recorded in the office of the recorder of the county in which the Building is located.

                                13.  SIGNS

     Tenant shall not place, install, affix, paint or maintain any signs, notices, graphics or banners whatsoever or any window decor which is visible in or from public view or corridors, the common areas or the exterior of the Premises or the Building. in or on any exterior window or window fronting upon any common areas or service area without Landlord's prior written approval which Landlord shall have the right to withhold in its absolute and sole discretion; provided that Tenant's name shall be included in any Building-standard door and directory signage, if any, in accordance with Landlord's Building signage program, including without limitation, payment by Tenant of any reasonable fee charged by Landlord for maintaining such signage which fee shall constitute Additional Rent hereunder. Any installation of signs, notices, graphics or banners on or about the Premises or Project approved by Landlord shall be subject to any Regulations and to any other requirements imposed by Landlord. Tenant shall remove all such signs or graphics by the expiration or any earlier termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury to or defacement of the Premises, Building or Project and any other improvements contained therein, and Tenant shall repair any injury or defacement including without limitation discoloration caused by such installation or removal.

                          14.  INSPECTION/POSTING NOTICES

         After reasonable notice, except in emergencies where no such notice shall be required, Landlord and Landlord's agents and representatives, shall have the right to enter the Premises to inspect the same, to clean, to perform such work as may be permitted or required hereunder. to make repairs, improvements or alterations to die Premises, Building or Project or to other tenant spaces therein, to deal with emergencies, to post such notices as may be permitted or required by law to prevent the perfection of liens against Landlord's interest in the Project or to exhibit the Premises in the last nine (9) months of the Lease term to prospective tenants, purchasers, encumbrancers or to others, or for any other purpose as Landlord may deem reasonably necessary or desirable; provided, however. that Landlord shall use reasonable efforts not to unreasonably interfere with Tenant's business operations. Landlord shall use good faith efforts to abide by any safety or security precautions of Tenant. provided that Landlord shall not incur any monetary costs and that Landlord's access to the Premises as provided in this Lease shall not be impeded Tenant shall not be entitled to any abatement of Rent by reason of the exercise of any such right of entry. Tenant waives any claim for damages for any injury or inconvenience to or interference with Tenant's business.
any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. excluding only losses due to Landlord's negligence or willful misconduct. Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and sates or special security areas (designated in advance). and Landlord shall have the right to use any and all means which Landlord may deem necessary or proper to open said doors in an emergency, in order to obtain entry to any portion of the Premises, and any entry to the Premises or portions thereof obtained by Landlord by any of said means, or otherwise, shall not be construed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portions thereof. At any time within six (6) months prior to the expiration of the Term or following any earlier termination of this Lease or agreement to terminate this Lease, Landlord shall have the right to erect on the Premises. Building and/or Project a suitable sign indicating that the Premises are available for lease.

                         15.  SERVICES AND UTILITIES

A. Provided Tenant "I not be in default hereunder beyond any applicable cure period, and subject to the provisions elsewhere herein contained and to the rules and regulations of the Building, Landlord shall furnish to the-Premises during ordinary business hours of generally recognized business days, to be determined by Landlord (but exclusive, in any event, of Saturdays, Sundays and legal holidays), water for lavatory and drinking purposes and electricity, hem and air conditioning as usually furnished or supplied for use of the Premises for reasonable and normal office use as of the date Tenant takes possession of the Premises as determined by Landlord (but not including above-standard or continuous cooling for excessive heat-generating machines, excess lighting or equipment), janitorial services during the times and in the manner that such services or, in Landlord's judgment, customarily furnished in comparable office buildings in the immediate market area, and elevator service, which shall mean service either by nonattended automatic elevators or elevators with attendants, or both, at the option of Landlord. Tenant acknowledges that Tenant has inspected and accepts the water. electricity, heat and air conditioning and other utilities and services being supplied or furnished to the Premises as of the date Tenant takes possession of the Premises, as being sufficient for use of the Premises for reasonable and normal office use in their present condition, "as is," and suitable for the Permitted Use, and for Tenant's intended operations in the Premises. Landlord shall have no obligation to provide additional or after-hours heating or air conditioning, but if Landlord elects to provide such services at Tenant's request, Tenant shall pay to Landlord a reasonable charge for such services as determined by Landlord. Landlord shall provide after-hours electricity provided that service providers do and are able to deliver after-hours electricity to Premises building. Tenant agrees to keep and cause to be kept closed all window covering when necessary because of the sun's position, and Tenant also-agrees at all times to cooperate fully with Landlord and to abide by all of the regulations and requirements which Landlord may prescribe for the proper functioning and protection of electrical, heating, ventilating and air conditioning systems. Wherever heat-generating machines, excess lighting or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord. Subject to the foregoing, Tenant shall have access to the Premises seven (7) days a week and 24 hours per day.

B. Tenant shall not without written consent of Landlord use any apparatus, equipment or device in the Premises. including without limitation, computers, electronic data processing machines, copying machines, and other machines, using excess lighting or using electric current, water, or any other resource in excess of or which will in any way increase the amount of electricity, water. or any other resource being furnished or supplied for the use of the Premises for reasonable and normal office use, in each case as of the date Tenant takes possession of the Premises as determined by Landlord, or which will require additions or alterations to or interfere with the Building power distribution systems; nor connect with electric current except through existing electrical outlets in the Premises or water pipes, any apparatus, equipment or device for the purpose of using electrical current, water, or any other resource. If Tenant shall require water or electric current or any other resource in excess of that being furnished or supplied for the use of the Premises as of the date Tenant takes possession of the Premises as determined by Landlord, Tenant shall first procure the written consent of Landlord which Landlord may refuse, to the use thereof, and Landlord may cause a special meter to be installed in the Premises so as to measure the amount of water. electric current or other resource consumed for any such other use. Tenant "I pay directly to Landlord as an addition to and separate from payment of Operating Expenses the cost of all such additional resources. energy, utility service and meters (and of installation. maintenance and repair thereof and of any additional circuits or other equipment necessary to furnish such additional resources. energy. utility or service). Landlord may add to the separate or metered charge a recovery of reasonable additional expense incurred in keeping account of the excess water, electric current or other resource so consumed. Landlord shall not be liable for any damages directly or indirectly resulting from nor shall the Rent or any monies owed Landlord under this Lease herein reserved be abated by reason of: (a) the installation, use or interruption of use of any equipment used in connection with the furnishing of any such utilities or services, or any change in the character or means of supplying or providing any such utilities or services or any supplier thereof, (b) the failure to furnish or delay in furnishing any such utilities or services when such failure or delay is caused by acts of God or the elements, labor disturbances of any character, or any other accidents or other conditions beyond the reasonable control of Landlord or because of any interruption of service due to Tenant's use of water, electric current or other resource in excess of that being supplied or furnished for the use of the Premises as of the date Tenant takes possession of the Promises; (c) the inadequacy, limitation, curtailment, rationing or restriction on use of water, electricity, gas or any other form of energy or any other service or utility whatsoever serving the Premises or Project, whether by Regulation or otherwise; or (d) the partial or total unavailability of any such utilities or services to the Premises or the Building, whether by Regulation or otherwise; nor shall any such occurrence constitute an actual or constructive eviction of Tenant. Landlord shall take good faith efforts to cause any such utilities or services which may be interrupted or curtailed to be promptly reinstated to full capacity, provided that Landlord shall not incur any monetary costs and that Landlord's access to the Premises as provided in this Lease shall not be impeded. Landlord shall further have no obligation to protect or preserve any apparatus, equipment or device installed by Tenant in the Premises. including without limitation by providing additional or after-hours heating or air conditioning, unless the same is paid for by Tenant. Landlord shall be entitled to cooperate voluntarily and in a reasonable manner with the efforts of national. state or local governmental agencies or utility suppliers in reducing energy or other resource consumption. The obligation to make services available hereunder shall be subject to the limitations of any such voluntary, reasonable program. In addition. Landlord reserves the right to change the supplier or provider of any such utility or service from time to time. Tenant shall have no right to contract with or otherwise obtain any electrical or other such service for or with respect to the Premises or Tenant's operations therein from any supplier or provider of any such service. Tenant shall cooperate with Landlord and any supplier or provider of such services designated by Landlord from time to time to facilitate the delivery of such services to Tenant at the Premises and to the Building and Project, including without limitation allowing Landlord and Landlord's suppliers or providers, and their respective agents and contractors. reasonable access to the Premises for the purpose of installing. maintaining, repairing, replacing or upgrading such service or any equipment or machinery associated therewith.

C. Tenant shall pay, upon demand, for all utilities furnished to the Premises, or if not separately billed to or metered to Tenant, Tenant's Proportionate Share of all charges jointly serving the Project in accordance with Paragraph 7. All sums payable under this Paragraph 15 shall constitute Additional Rent hereunder.

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                              16.  SUBORDINATION

     Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be and is hereby declared to be subject and subordinate at all times to: (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Premises and/or the land upon which the Premises and Project are situated, or both. and (b) any mortgage or deed of hug which may now exist or be placed upon the Building, the Project and/or the land upon which the Premises or the Project are situated, or said ground leases or underlying leases, or Landlord's interest or estate in any of said items which is specified as security. Notwithstanding the foregoing, Landlord shall have the fight to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord provided that Tenant shall not be disturbed in it-. possession under this Lease by such successor in interest so long as Tenant is not in default under this Lease beyond any applicable cure periods. Within ten (10) days after request by Landlord, Tenant shall execute and deliver any additional documents evidencing Tenant's attornment or the subordination of this Lease with respect to any such ground leases or underlying leases or any such mortgage or deed of trust. in the form requested by Landlord or by any ground landlord, mortgagee, or beneficiary under a deed of trust, subject to such nondisturbance requirement. If requested in writing by Tenant, Landlord shall use commercially reasonable efforts to obtain a subordination. nondisturbance and attornment agreement for the benefit of Tenant reflecting the foregoing from any present or future ground landlord, mortgagee or beneficiary. at Tenant's expense, subject to such other terms and conditions as the ground landlord, mortgagee or beneficiary may require.

                            17.  FINANCIAL STATEMENTS

     At the request of Landlord from time to time, Tenant shall provide to Landlord Tenant's and any guarantor's current financial statements or other information discussing financial worth of Tenant and any guarantor, which Landlord shall use solely for purposes of this Lease and in connection with the ownership, management, financing and disposition of the Project. Tenant shall be obligated to provide such financial statements to Landlord no more than twice per calendar year. Landlord shall use commercially reasonable efforts to maintain the confidentiality of such statements with respect to third parties, except that disclosure is permitted to landlord's lenders and prospective purchasers and to others as may be required to be disclosed by law.

                         18.  ESTOPPEL CERTIFICATE

     Tenant agrees from time to time, within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this Lease is in full force and effect, that this Lease has not been modified (or stating all modifications, written or oral, to this Lease), the date to which Rent has been paid, the unexpired portion of this Lease, that there are no current defaults by Landlord or Tenant under this Lease (or specifying any such defaults), that the leasehold estate granted by this Lease is the sole interest of Tenant in the Premises and/or the land at which the Premises are situated, and such other matters pertaining to this Lease as may be reasonably requested by Landlord or any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or Project or any interest therein. Failure by Tenant to execute and deliver such certificate shall constitute an acceptance: of the Premises and acknowledgment by Tenant that the statements included are true and correct without exception. Tenant agrees that if Tenant fails to execute and deliver such certificate within such ten (10) day period. Landlord may execute and deliver such certificate on Tenant's behalf and that such certificate shall be binding on Tenant. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or Project or any interest therein. The parties agree that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this Lease, and shall be an event of default (without any cure period that might be provided under Paragraph 26.A(3) of this Lease) if Tenant fails to fully comply or makes any material misstatement in any such certificate.

                              19.  SECURITY DEPOSIT

     Tenant agrees to deposit with Landlord upon execution of this Lease, a security deposit as stated in the Basic Lease Information (the "Security Deposit"), which sum shall be held and owned by Landlord, without obligation to pay interest, as security for the performance of Tenant's covenants and obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of damages incurred by Landlord in cast of Tenant's default. Upon the occurrence of any event of default by Tenant, beyond any applicable cure periods, Landlord may from time to time, without prejudice to any other remedy provided herein or by law, use such fund as a credit to the extent necessary to credit against any arrears of Rent or other payments due to Landlord hereunder. and any other damage, injury. expense or liability caused by such event of default, and Tenant "I pay to Landlord. on demand, the amount so applied in order to restore the Security Deposit to its original amount. Although the Security Deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this Lease that all of Tenant's obligations under this Lease have been fulfilled, reduced by such amounts as may be required by Landlord to remedy defaults on the part of Tenant in the payment of Rent or other obligations of Tenant under this Lease, to repair damage to the Premises, Building or Project caused by Tenant or any Tenant's Parties and to clean the Premises. Landlord may use and commingle the Security Deposit with other funds of Landlord.

                       20.  LIMITATION OF TENANTS REMEDIES

     The obligations and liability of Landlord to Tenant for any default by Landlord under the tam of this Lease am not personal obligations of Landlord or of the individual or other partners of Landlord or its or their partners, directors, officers, or shareholders. and Tenant agrees to look solely to Landlord's interest in the Project for the recovery of any amount from Landlord. and shall not look to other assets of Landlord nor seek recourse against the assets of the individual or other partners of Landlord or its or their partners, directors, officers or shareholders. Any lien obtained to enforce any such judgment and any levy of execution thereon shall be subject and subordinate to any lien, mortgage or deed of bug on the Project. Under no circumstances "I Tenant have the right to offset against or recoup Rent or other payments due and to become due to Landlord hereunder except as expressly provided in Paragraph 23.B. below, which Rent and other payments shall be absolutely due and payable hereunder in accordance with the terms hereof.

                         21.  ASSIGNMENT AND SUBLETTING

A. (1) GENERAL. This Lease has been negotiated to be and is granted as an accommodation to Tenant. Accordingly, this Lease is personal to Tenant, and Tenant's rights granted hereunder do not include the right to assign this Lease or sublease the Premises, or to receive any excess, either in installments or lump sum, over the Rent which is expressly reserved by Landlord as hereinafter provided, except as otherwise expressly hereinafter provided. Tenant shall not assign or pledge this Lease or sublet the Premises or any part thereof, whether voluntarily or by operation of law, or permit the use or occupancy of the Premises or any part thereof by anyone other than Tenant, or suffer or permit any such assignment, pledge, subleasing or occupancy, without Landlord's prior written consent except as provided herein. If Tenant desires to assign this Lease or sublet any or all of the Premises, Tenant shall give Landlord written notice (the "Transfer Notice") at least thirty (30) days prior to the anticipated effective date of the proposed assignment or sublease, which shall contain all of the information reasonably requested by Landlord to address Landlord's decision criteria specified hereinafter. Landlord shall then have a period of fifteen (15)

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

     days following receipt of the Transfer Notice to notify Tenant in writing that Landlord elects either: (i) to terminate this Lease as to the space so affected as of the date so requested by Tenant, provided that cumulative fifty percent (50%) or more of the Premises is proposed to be sublet; or (ii) to consent to the Proposed assignment or sublease, subject, however, to Landlord's prior written consent of the proposed assignee or subtenant and of any related documents or agreements associated with the assignment or sublease. If Landlord should fail to notify Tenant in writing of such election within said period, Landlord shall be deemed to have waived option (i) above, but written consent by Landlord of the proposed assignee or subtenant shall still be required. If Landlord does not exercise option (i) above, Landlord's consent to a proposed assignment or sublease shall not be unreasonably withheld. Consent to any assignment or subletting shall not constitute consent to any subsequent transaction to which this Paragraph 21 applies. Notwithstanding anything to the contrary contained in this Lease, if Landlord notifies Tenant of the exercise of its recapture right pursuant to this Paragraph 21.A., Tenant shall have the right, within five (5) business days after receipt of Landlord's notice, to rescind in writing, its request for Landlord's consent to the transfer, in which case this Lease shall continue in full force and effect.

     (2) CONDITIONS OF LANDLORD'S CONSENT. Without limiting the other instances in which it may be reasonable for Landlord to withhold Landlord's consent to an assignment or subletting, Landlord and Tenant acknowledge that it -hall be reasonable for Landlord to withhold Landlord's consent in the following instances: if the proposed assignee does not agree to be bound by and assume the obligations of Tenant under this Lease in form and substance-reasonably satisfactory to Landlord. the use of the Premises by such proposed assignee or subtenant would not be a Permitted Use or would violate any exclusivity or other arrangement which Landlord has with any other tenant or occupant or any Regulation or would increase the Occupancy Density or Parking Density of the Building or Project, or would otherwise result in an undesirable tenant mix for the Project as determined by Landlord; the proposed assignee or subtenant is not of sound financial condition as determined by Landlord in Landlord's sole discretion; the proposed assignee or subtenant is a governmental agency; the proposed assignee or subtenant does not have a good reputation as a tenant of property or a good business reputation; the proposed assignee or subtenant is a person with whom Landlord is negotiating to lease space in the Project or is a present tenant of the Project and Landlord then has space which will reasonably satisfy the proposed transferee's space needs the assignment or subletting would entail any Alterations which would lessen the value of the leasehold improvements in the Premises or use of any Hazardous Materials or other noxious use or use which may unreasonably disturb other tenants of the Project; or Tenant is in default of any obligation of Tenant under this Lease, beyond any applicable cure periods, or Tenant has defaulted under this Lease on three (3) or more occasions during any twelve (12) months preceding the date that Tenant "I request consent. Failure by or refusal of Landlord to consent to a proposed assignee or subtenant shall not cause a termination of this Lease. Upon a termination tinder Paragraph 21.A.(1)(i), Landlord may lease the Promises to any party, including parties with whom Tenant has negotiated an assignment or sublease. without incurring any liability to Tenant. At the option of Landlord, a surrender and termination of this Lease shall operate as an assignment to Landlord of some or all subleases or subtenancies. Landlord shall exercise this option by giving notice of that assignment to such subtenants on or before the effective date of the surrender and termination. in connection with each request for assignment or subletting. Tenant shall pay to Landlord Landlord's standard fee for approving such requests, as well as all costs incurred by Landlord or any mortgagee or ground lessor in approving each such request and effecting any such transfer, including, without limitation, reasonable attorneys' fees. All such costs shall not exceed actual costs incurred by Landlord, plus an administration fee not to exceed $500.00 per transaction.

B. BONUS RENT. Any Rent or other consideration realized by Tenant under any such sublease or assignment in excess of the Rent payable hereunder, after amortization of a reasonable brokerage commission and the cost of any tenant improvements which Tenant is required to make under the proposed sublease or assignment agreement amortized over the term of the proposed sublease or assignment as the case may be, excluding any furniture, fixtures or equipment leased or sold to the prospective tenant, incurred by Tenant. shall be divided and paid, ten percent (10%) to Tenant, ninety percent (90%) to Landlord. In any subletting or assignment undertaken by Tenant. Tenant shall diligently seek to obtain the maximum rental amount available in the marketplace for comparable space available for primary Leasing.

C. CORPORATION. If Tenant is a corporation, a transfer of corporate shares by sale, assignment, bequest, inheritance, operation of law or other disposition (including such a transfer to or by a receiver or trustee in federal or state bankruptcy, insolvency or other proceedings) resulting in a change in the present control of such corporation or any of its parent corporations by the person or persons owning a majority of said corporate shares, shall constitute an assignment for purposes of this Lease. The transfer of outstanding capital stock or other listed equity interests, or the purchase of equity interests issued in an initial public offering of stock, by persons or parties other than "insiders" within the meaning or the Securities Exchange Act of 1934, as amended, through "over-the-counter" market to any recognized national or international securities exchange shall not be included in determining whether Control (as defined below) has been transferred. "Control" shall mean direct or indirect ownership of fifty percent (50%) or more of the voting stock of a corporation of fifty percent (50%) or more of the legal or equitable interest in any other business entity, or the power to direct the operations of any entity (by equity ownership, contract or otherwise).

     Notwithstanding the provisions of this Paragraph 21, Tenant may assign this Lease or sublet the entire Premises to any corporation which controls, is controlled by or is under common control with, Tenant (each a "Permitted Tenant Affiliate"), provided that the Permitted Tenant Affiliate assumes, in full, the obligations off Tenant under this Lease and has a net worth at least equal to the net worth of Tenant as of the date of this Lease. If Tenant is a corporation, a dissolution of the corporation or a transfer (by one (1) or more transactions) of a majority of the voting stock of Tenant shall be deemed to be an assignment of this Lease subject to the provisions of this Paragraph 21; provided, however, that the provisions of this sentence shall not apply to transactions with a corporation into or with which Tenant is merged or consolidated or to which substantially all of Tenant's assets are transferred (each a "surviving corporation") where (i) the surviving corporation is a Permitted Tenant Affiliate, (ii) the surviving. corporation has a net worth at least equal to the net worth of Tenant as of the date of this Lease and (iii) the surviving corporation assumes, in full, the obligations of Tenant under this Lease.

D. UNINCORPORATED ENTITY. If Tenant is a partnership, joint venture, unincorporated limited liability company or other unincorporated business form, a transfer of the interest of persons, firms or entities responsible for managerial control of Tenant by sale.

E. LIABILITY. No assignment or subletting by Tenant, permitted or otherwise, shall relieve Tenant of any obligation under this Lease or alter the primary liability of the Tenant named herein for the payment of Rent or for the performance of any other obligations to be performed by Tenant, including obligations contained in Paragraph 25 with respect to any assignee or subtenant. Landlord may collect rent or other amounts or any portion thereof from any assignee, subtenant or other occupant of the Premises, permitted or otherwise, and apply the net rent collected to the Rent payable hereunder, but no such collection shall be deemed to be a waiver of this Paragraph 21, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of the obligations of Tenant under this Lease. Any assignment or subletting which conflicts with the provisions hereof shall be void.

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                               22.  AUTHORITY

     Landlord represents and warrants that it has full right and authority to enter into this Lease and to perform all of Landlord's obligations hereunder and that all persons signing this Lease on its behalf are authorized to do. Tenant and the person or persons, if any, signing on behalf of Tenant, jointly and severally represent and warrant that Tenant has full right and authority to enter into this Lease, and to perform all of Tenant's obligations hereunder, and that all persons signing this Lease on its behalf are authorized to do so.

                              23.  CONDEMNATION

A. CONDEMNATION RESULTING IN TERMINATION. If the whole or any substantial part of the Premises should be taken or condemned for any public use under any Regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the Permitted Use of the Premises, either party shall have the right to terminate this Lease at its option. If any material portion of the Building or Project is taken or condemned for any public use under any Regulation, or by right of eminent domain, or by private purchase in lieu thereof, Landlord may terminate this Lease at its option. In either of such events, the Rent shall be abated during the unexpired portion of this Lease, effective when the physical taking of said Premises shall have occurred.

B. CONDEMNATION NOT RESULTING IN TERMINATION. If a portion of the Project of which the Premises are a part should be taken or condemned for any public use under any Regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking prevents or materially interferes with the Permitted Use of the Premises, and this Lease is not terminated as provided in Paragraph 23.A. above, the Rent payable hereunder during the unexpired portion of this Lease shall be reduced, beginning on the date when the physical taking shall have occurred, to such amount as may be fair and reasonable under all of the circumstances, but only after giving Landlord credit for all sums received or to be received by Tenant by the condemning authority. Notwithstanding anything to the contrary contained in this Paragraph, if the temporary use or occupancy of any part of the Premises shall be taken or appropriated under power of eminent domain during the Term, this Lease shall be and remain unaffected by such taking or appropriation and Tenant shall continue to pay in full all Rent payable hereunder by Tenant during the Term; in the event of any such temporary appropriation or taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the use of or occupancy of the Premises during the Term, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration of the Premises and the use and occupancy of the Premises. If the temporary taking or appropriation under the power of eminent domain does not exceed two hundred forty (240) days and such taking shall prevent or materially interfere with the Permitted Use of the Premises, Tenant shall have the right to terminate this Lease.

C. AWARD. Landlord shall be entitled to (and Tenant shall assign to Landlord) any or all payment, income, rent, award or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance and Tenant shall have no claim against Landlord or otherwise for any sums paid by virtue of such proceedings, whether or not attributable to the value of any unexpired portion of this Lease, except as expressly provided in this Lease. Notwithstanding the foregoing, any compensation specifically and separately awarded Tenant for Tenant's personal property and moving costs, shall be and remain the property of Tenant.

D. WAIVER OF CCP SS. 1265.130. Each party waives the provisions of California Civil Code Procedure Section 1265.130 allowing either party to petition the superior court to terminate this Lease as a result of a partial taking.

                            24.  CASUALTY DAMAGE

A. GENERAL. If the Premises or Building should be damaged or destroyed by fire, tornado, or other casualty (collectively, "Casualty"), Tenant shall give immediate written notice thereof to Landlord. Within thirty (30) days after Landlord's receipt of such notice Landlord shall notify Tenant whether in Landlord's estimation material restoration of the Premises can reasonably be made within one hundred eighty (180) days from the date of Landlord's notice and receipt of required permits for such restoration. Landlord's determination shall be binding on Tenant.

B. WITHIN 180 DAYS. If the Premises or Building should be damaged by Casualty to such extent that material restoration can in Landlord's estimation be reasonably completed within one hundred eighty (180) days after the date of Landlord's notice and, receipt of required permits for such restoration, this Lease shall not terminate. Provided that insurance proceeds are received by Landlord to fully repair the damage, Landlord shall proceed to rebuild and repair the Premises in the manner determined by Landlord, except that Landlord shall not be required to rebuild, repair or replace any part of the Alterations which may have been placed on or about the Premises by Tenant. If the Premises are untenantable in whole or in part following such damage, the Rent payable hereunder during the period in which they are untenantable shall be abated proportionately, but only to the extent of rental abatement insurance proceeds received by Landlord during the time and to the extent the Premises are unfit for occupancy.

C. GREATER THAN 180 DAYS. If the Premises or Building should be damaged by Casualty to such extent that rebuilding or repairs cannot in Landlord's estimation be reasonably completed within one hundred eighty (180) days after the date of such notice and receipt of required permits for such rebuilding or repair, then Landlord shall have the option of either (1) terminating this Lease effective upon the date of the occurrence of such damage, in which event the Rent shall be abated during the unexpired portion of this Lease; or (2) electing to rebuild or repair the Premises diligently and in the manner determined by Landlord. Landlord shall notify Tenant of its election within thirty (30) days after Landlord's receipt of notice of the damage or destruction. Notwithstanding the above, Landlord shall not be required to rebuild, repair or replace any part of any Alterations which may have been placed, on or about the Premises by Tenant. If the Premises are untenantable in whole or in part following such damage, the Rent payable hereunder during the period in which they are untenantable shall be abated proportionately, but only to the extent of rental abatement insurance proceeds received by Landlord during the time and to the extent the Premises are unfit for occupancy.

D. TENANT'S FAULT. Notwithstanding anything herein to the contrary, if the Premises or any other portion of the Building are damaged by Casualty resulting from the fault, negligence, or breach of this Lease by Tenant or any of Tenant's Parties, Base Rent and Additional Rent shall not be diminished during the repair of such damage and Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds.

E. INSURANCE PROCEEDS. Notwithstanding anything herein to the contrary, if the Premises or Building are damaged or destroyed and are not fully covered by the insurance proceeds received by Landlord or if the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness then in either case Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days after the date of notice to Landlord that said damage or destruction is not fully covered by insurance or such requirement is made by any such holder, as the case may be, whereupon this Lease shall terminate.

F. WAIVER. This Paragraph 24 shall be Tenant's sole and exclusive remedy in the event of damage or destruction to the Premises or the Building. As a material enhancement to Landlord entering into this Lease, Tenant hereby waives any rights it may have under Sections 1932, 1933(4), 1941 or 1942 of the Civil Code of California with respect to my destruction of the Premises, Landlord's obligation for

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

tenantability of the Premises and Tenant's right to make repairs and deduct the expenses of such repairs, or under any similar law, statute or ordinance now or hereafter in effect.

G. TENANT'S PERSONAL PROPERTY. In the event of any damage or destruction of the Premises or the Building, under no circumstances shall Landlord be required to repair any injury or damage to, or make any repairs to or replacements of,. Tenant's personal property.

H. TENANT'S RIGHT TO TERMINATE. If all or a substantial part of the Premises are rendered unusable for the Permitted Use by damage to all or any part of the Project from fire or other casualty, and Landlord does not elect to terminate the Lease as provided in Paragraph 24.C., then Tenant may elect to terminate this Lease if Landlord's estimate of the time required to complete Landlord's repair obligations under this Lease is greater than two hundred ten (210) days after commencement of the repair or restoration work.

                              25.  HOLDING OVER

     Unless Landlord expressly consents in writing to Tenant's holding over, Tenant shall be unlawfully and illegally in possession of the Premises, whether or not Landlord accepts any rent from Tenant or any other person while Tenant remains in possession of the Premises without Landlord's written consent. If Tenant shall retain possession of the Premises or any portion thereof without Landlord's consent following the expiration of this Lease or sooner termination for any reason, then Tenant shall pay to Landlord for each day of such retention triple the amount of daily rental as of the last month prior to the date of expiration or earlier termination. Tenant shall also indemnify, defend, protect and hold Landlord harmless from any loss, liability or cost, including consequential and incidental damages and reasonable attorneys' fees, incurred by Landlord resulting from delay by Tenant in surrendering the Premises, including, without limitation, any claims made by the succeeding tenant founded on such delay. Acceptance of Rent by Landlord following expiration or earlier termination of this Lease, or following demand by Landlord for possession of the Premises, shall not constitute a renewal of this Lease, and nothing contained in this Paragraph 25 shall waive Landlord's right of reentry or any other right. Additionally, if upon expiration or earlier termination of this Lease, or following demand by Landlord for possession of the Premises, Tenant has not fulfilled its obligation with respect to repairs and cleanup of the Premises or any other Tenant obligations as set forth in this Lease, then Landlord shall have the right to perform any such obligations as it deems necessary at Tenant's sole cost and expense, and any time required by Landlord to complete such obligations shall be considered a period of holding over and the terms of this Paragraph 25 shall apply. The provisions of this Paragraph 25 shall survive any expiration or earlier termination of this Lease.

                              26.  DEFAULT

A. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an event of default on the part of Tenant:

     (1) ABANDONMENT. Abandonment or vacation of the Premises for a continuous period in excess of five (5) days. Tenant waives any right to notice Tenant may have under Section 1951.3 of the Civil Code of the State of California, the terms of this Paragraph 26.A. being deemed such notice to Tenant as required by said Section 1951.3.

     (2) NONPAYMENT OF RENT. Failure to pay any installment of Rent or any other amount due and payable hereunder within three (3) days after the date when said payment is due, as to which time is of the essence.

     (3) OTHER OBLIGATIONS. Failure to perform any obligation, agreement or covenant under this Lease other than those matters specified in subparagraphs (1) and (2) of this Paragraph 26A., such failure continuing for fifteen (15) days after written notice of such failure, as to which time is of the essence provided that Tenant shall not be in default hereunder if Tenant commences the cure within the fifteen (15) day period and thereafter diligently prosecutes the cure to completion with an additional fifteen (15) days.

     (4) GENERAL ASSIGNMENT. A general assignment by Tenant for the benefit of creditors.

     (5) BANKRUPTCY. The filing of any voluntary petition in bankruptcy by Tenant, or the filing of an involuntary petition by Tenant's creditors, which involuntary petition remains undischarged for a period of thirty
     (30) days. If under applicable law, the trustee in bankruptcy or Tenant has the right to affirm this Lease and continue to perform the obligations of Tenant hereunder, such trustee or Tenant shall, in such time period as may be permitted by the bankruptcy court having jurisdiction, cure all defaults of Tenant hereunder outstanding as of the date of the affirmance of this Lease and provide to Landlord such adequate assurances as may be necessary to ensure Landlord of the continued performance of Tenant's obligations under this Lease.

     (6) RECEIVERSHIP. The employment of a receiver to take possession of substantially all of Tenant's assets or Tenant's leasehold of the Premises, if such appointment remains undismissed or undischarged for a period of thirty (30) days after the order therefor.

     (7) ATTACHMENT. The attachment, execution or other judicial seizure of all or substantially all of Tenant's assets or Tenant's leasehold of the Premises, if such attachment or other seizure remains undismissed or undischarged for a period of thirty (30) days after the levy thereof.

     (8) INSOLVENCY. The admission by Tenant in writing of its inability to pay its debts as they become due.

B.   REMEDIES UPON DEFAULT

     (1) TERMINATION. In the event of the occurrence of any event of default, Landlord shall have the right to give a written termination notice to Tenant, and on the day specified in such notice, Tenant's right to possession shall terminate, and this Lease shall terminate unless on or before such date all Rent in arrears and all costs and expenses incurred by or on behalf of Landlord hereunder shall have been paid by Tenant and all other events of default of this Lease by Tenant at the time existing shall have been fully remedied to the satisfaction of Landlord. At any time after such termination, Landlord may recover possession of the Premises or any part thereof and expel and remove therefrom Tenant and any other person occupying the same, including any subtenant or subtenants notwithstanding Landlord's consent to any sublease, by any lawful means, and again repossess and enjoy the Premises without prejudice to any of the remedies that Landlord may have under this Lease, or at law or equity by any reason of Tenant's default or of such termination. Landlord hereby reserves the right, but shall not have the obligation to recognize the continued possession of any subtenant. The delivery or surrender to Landlord by or on behalf of Tenant of keys, entry codes or other means to bypass security at the Premises shall not terminate this Lease.

     (2) CONTINUATION AFTER DEFAULT. Even though an event of default may have occurred, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession under Paragraph 26.B.(1) hereof, and Landlord may enforce all of Landlord's rights and remedies under this Lease and at law or in equity, including without limitation, the right to recover Rent as it becomes due, and Landlord, without terminating this Lease, may exercise all of the rights and remedies of a

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     landlord under Section 1951.4 of the Civil Code of the State of
     California or any successor code section. Acts of maintenance, preservation or efforts to lease the Premises or the appointment of a receiver under application of Landlord to protect Landlord's interest under this Lease or other entry by Landlord upon the Premises shall not constitute an election to terminate Tenant's right to possession.

     (3) INCREASED SECURITY DEPOSIT. If Tenant is in default under Paragraph 26.A.(2) hereof and such default remains uncured for ten (10) days after such occurrence or beyond any applicable cure periods, whichever is late or such default occurs more than three times in any twelve (12) month period, Landlord may require that Tenant increase the Security Deposit to the amount of three times the current month's Rent at the time of the most recent default.

C. DAMAGES AFTER DEFAULT. Should Landlord terminate this Lease pursuant to the provisions of Paragraph 26.B.(i) hereof, Landlord shall have the rights and remedies of a Landlord provided by Section 1951.2 of the Civil Code of the State of California, or any successor code sections. Upon such termination, in addition to any other rights and remedies to which Landlord may be entitled under applicable law or at equity, Landlord shall be entitled to recover from Tenant: (1) the worth at the time of award of the unpaid Rent and other amounts which had been earned at the time of termination, (2) the worth at the time of award of the amount by which the unpaid Rent and other amounts that would have been earned after the date of termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; (3) the worth at the time of award of the amount by which the unpaid Rent and other amounts for the balance of the Term after the time of award exceeds the amount of such Rent loss that the Tenant proves could be reasonably avoided; and (4) any other amount and court costs necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom. The "worth at the time of award" as used in (1) and (2) above shall be computed at the Applicable Interest Rate (defined below). The "worth at the time of award" as used in (3) above shall be computed by discounting such amount at the Federal Discount Rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). If this Lease provides for any periods during the Term during which Tenant is not required to pay Base Rent or if Tenant otherwise receives a Rent concession, then upon the occurrence of an event of default, Tenant shall owe to Landlord the full amount of such Base Rent or value of such Rent concession, plus interest at the Applicable Interest Rate, calculated from the date of such Base Rent or Rent concession would have been payable.

D. LATE CHARGE. In addition to its other remedies, Landlord shall have the right without notice or demand to add to the amount of any payment required to be made by Tenant hereunder, and which is not paid and received by Landlord on or before the third day of each calendar month, an amount equal to ten percent (10%) of the delinquency for each month or portion thereof that the delinquency remains outstanding to compensate Landlord for the loss of the use of the amount not paid and the administrative costs caused by the delinquency, the parties agreeing that Landlord's damage by virtue of such delinquencies would be extremely difficult and impracticable to compute and the amount stated herein represents a reasonable estimate thereof. Any waiver by Landlord of any late charges or failure to claim the same shall not constitute a waiver of other late charges or any other remedies available to Landlord.

E. INTEREST. Interest shall accrue on all sums not paid when due hereunder at the lesser of eighteen percent (18%) per annum or the maximum interest rate allowed by law ("Applicable Interest Rate") from the due date until paid.

F. REMEDIES CUMULATIVE. All rights, privileges and elections or remedies of the parties are cumulative and not alternative, to the extent permitted by law and except as otherwise provided herein.

                                27.  LIENS

     Tenant shall at all times keep the Premises and the Project free from liens arising out of or related to work or services performed, materials or supplies furnished or obligations incurred by or on behalf of Tenant or in connection with work made, suffered or done by or on behalf of Tenant in or on the Premises or Project. If Tenant shall not, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as Landlord shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord on behalf of Tenant and all expenses incurred by Landlord in connection therefor shall be payable to Landlord by Tenant on demand with interest at the Applicable Interest Rate as Additional Rent. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord, the Premises, the Project and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give Landlord not less than ten (10) business days prior written notice or the commencement of any work in the Premises or Project which could lawfully give rise to a claim for mechanics' or materialmen's liens to permit Landlord to post and record a timely notice of non-responsibility, as Landlord may elect to proceed or as the law may from lime to time provide, in accordance with the entry provisions set forth in Paragraph 14, or which purpose, if Landlord shall so determine, Landlord may enter the Premises. Tenant shall not remove any such notice posted by Landlord without Landlord's consent, and in any event not before completion of the work which could lawfully give rise to a claim for mechanics' or materialmen's liens.

                              28.  SUBSTITUTION

A. At any time after execution and commencement of this Lease, landlord may substitute for the Premises other premises in the Project or owned by Landlord in the vicinity of the Project (the "New Premises") upon not less than sixty (60) days prior written notice, in which event the New Premises shall be deemed to be the Premises for all purposes hereunder and this Lease shall be deemed modified accordingly to reflect the new location and shall remain in full force and effect as so modified, provided that:

     (1) The New Premises shall be similar in area and in function for Tenant's purposes; and

     (2) If Tenant is occupying the Premises at the time of such substitution, Landlord shall pay the expense of physically moving Tenant, Tenant's property and equipment to the New Premises and shall at Landlord's sole cost, improve the New Premises with improvements substantially similar to those the Landlord has committed to provide or has provided in the Premises.

                          29.  TRANSFERS BY LANDLORD

     In the event of a sale or conveyance by Landlord of the Building or a foreclosure by any creditor of Landlord, the same shall operate to release Landlord from any liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, to the extent required to be performed after the passing of title to Landlord's successor-in-interest. In such event, Tenant agrees to look solely to the responsibility of the successor-in-interest of Landlord under this Lease with respect to the performance of the covenants and duties of "Landlord" to be performed after the passing of title to Landlord's successor-in-interest. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee. Landlord's successor(s)-in-interest shall not have liability to Tenant with respect to the failure to perform any of the obligations of "Landlord," to the extent required to be performed prior to the date such successor(s)-in-interest became the owner of the Building, except that such successor shall be responsible for the proper disposition of the security deposit made by Tenant hereunder, but only to the extent that such successor has actually received the security deposit.

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                30.  RIGHT OF LANDLORD TO PERFORM TENANT'S COVENANTS

     All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of Rent. If Tenant shall fail to pay any sum of money, other than Base Rent, required to be paid by Tenant hereunder or shall fail to perform any other act on Tenant's part to be performed hereunder, including Tenant's obligations under Paragraph 11 hereof, and such failure shall continue for fifteen (15) days after notice thereof by Landlord, in addition to the other rights and remedies of Landlord, Landlord may make any such payment and perform any such act on Tenant's part. In the case of an emergency, no prior notification by Landlord shall be required. Landlord may take such actions without any obligation and without releasing Tenant from any of Tenant's obligations. All sums so paid by Landlord and all incidental costs incurred by Landlord and interest thereon at the Applicable Interest Rate, from the date of payment by Landlord, shall be paid to Landlord on demand as Additional Rent.

                              31.  WAIVER

     If either Landlord or Tenant waives the performance of any term, covenant or condition contained in this Lease, such waiver shall not be deemed to be a waiver of any subsequent breach of the same or any other term covenant or condition contained herein, or constitute a course of dealing contrary to the expressed terms of this Lease. The acceptance of Rent by Landlord shall not constitute a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time Landlord accepted such Rent. Failure by Landlord to enforce any of the terms, covenants or conditions of this Lease for any length of time shall not be deemed to waive or decrease the right of Landlord to insist thereafter upon strict performance by Tenant. Waiver by Landlord of any term, covenant or condition contained in this Lease may only be made by a written document signed by Landlord, based upon full knowledge of the circumstances.

                              32.  NOTICES

     Each provision of this Lease or of any applicable governmental laws, ordinances, regulations and other requirements with reference to sending, mailing, or delivery of any notice or the making of any payment by Landlord or Tenant to the other shall be deemed to be complied with when and if the following steps are taken:

A. RENT. All Rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at Landlord's Remittance Address set forth in the Basic Lease Information, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay Rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such Rent and other amounts have been actually received by Landlord.

B. OTHER. All notices, demands, consents and approvals which may or are required to be given by either party to the other hereunder shall be in writing and either personally delivered, sent by commercial overnight courier, mailed, certified or registered, postage prepaid or sent by facsimile with confirmed receipt (and with an original sent by commercial overnight courier), and in each case addressed to the party to be notified at the Notice Address for such party as specified in the Basic Lease Information or to such other place as the party to be notified may from time to time designate by at least fifteen (15) days notice to the notifying party. Notices shall be deemed served upon receipt or refusal to accept delivery. Tenant appoints as its agent to receive the service of all default notices and notice of commencement of unlawful detainer proceedings the person in charge of or apparently in charge of occupying the Premises at the time, and, if there is no such person, then such service may be made by attaching the same on the main entrance of the Premises.

C. REQUIRED NOTICES. Tenant shall immediately notify Landlord in writing of any notice of a violation or a potential or alleged violation of any Regulation that relates to the Premises or the Project, or of any inquiry, investigation, enforcement or other action that is instituted or threatened by any governmental or regulatory agency against Tenant or any other occupant of the Premises, or any claim that is instituted or threatened by any third party that relates to the Premises or the Project, of which Tenant has actual or constructive knowledge.

                              33.  ATTORNEYS' FEES

     If Landlord places the enforcement of this Lease, or any part thereof, or the collection of any Rent due, or to become due hereunder, or recovery of possession of the Premises in the hands of an attorney, Tenant shall pay to Landlord, upon demand, Landlord's reasonable attorneys' fees and court costs, whether incurred without trial, at trial, appeal or review. In any action which Landlord or Tenant brings to enforce its respective rights hereunder, the unsuccessful party shall pay all costs incurred by the prevailing party including reasonable attorneys' fees, to be fixed by the court, and said costs incurred by the prevailing party including reasonable attorneys' fees, to be fixed by the court, and said costs and attorney's fees shall be a part of the judgment in said action.

                         34.  SUCCESSORS AND ASSIGNS

     This Lease shall be binding upon and inure to the benefit of Landlord, its successors and assigns, and shall be binding upon and inure to the benefit of Tenant, its successors, and to the extent assignment is approved by Landlord as provided hereunder, Tenant's assigns.

                                35.  FORCE MAJEURE

     If performance by a party of any portion of this Lease is made impossible by any prevention, delay, or stoppage caused by strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes for those items, government actions, civil commotions, fire or other casualty, or other causes beyond the reasonable control of the party obligated to perform. performance by that party for a period equal to the period of that prevention, delay, or stoppage is excused. Tenant's obligation to pay Rent, however, is not excused by this Paragraph 35.

                              36.  SURRENDER OF PREMISES

     Tenant shall, upon expiration or sooner termination of this Lease, surrender the Premises to Landlord in the same condition as existed on the date Tenant originally took possession thereof, reasonable wear and tear excepted, including, but not limited to, all interior walls cleaned, all interior painted surfaces repainted in the original color, all holes in the walls repaired, all carpets shampooed and cleaned, and all floors cleaned, waxed, and free of any Tenant-introduced marking or painting, all to the reasonable satisfaction of Landlord. Tenant shall remove all of its debris from the Project. At or before the time of surrender, Tenant shall comply with the terms of Paragraph 12.A. hereof with respect to Alterations to the Premises and all other matters addressed in such Paragraph. If the Premises are not so surrendered at the expiration or sooner termination of this Lease, the provisions of Paragraph 25 hereof shall apply. All keys to the Premises or any part thereof shall be surrendered to Landlord upon expiration or sooner termination of the Term. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the Premises and shall meet with Landlord for a joint inspection of the Premises at the time of vacating, but nothing contained herein shall be construed as an extension of the Term or as a consent by Landlord to any holding over by Tenant. In the event of Tenant's failure to give such notice or participate in such joint inspection, Landlord's inspection at or after Tenant's vacating the Premises shall conclusively be deemed correct for purposes of determining Tenant's responsibility for repairs and restoration. Any delay caused by Tenant's failure to carry out its obligations under this Paragraph 36 beyond the term hereof, shall constitute unlawful and illegal possession of Premises under Paragraph 25 hereof.

                              37.  PARKING

     So long as Tenant is occupying the Premises, Tenant and Tenant's Parties shall have the right to use up to the number of parking spaces, if any, specified in the Basic Lease Information on an unreserved, nonexclusive, first come, first served basis, for passenger-size automobiles, in the parking areas in the Project designated from time to time by Landlord for use in common by tenants of the Building.

     Tenant may request additional parking spaces from time to time and if Landlord in its sole discretion agrees to make such additional spaces available for use by Tenant, such spaces shall be provided on a month-to-month unreserved and nonexclusive basis (unless otherwise agreed in writing by Landlord), and subject to such parking charges as Landlord shall determine, and shall otherwise be subject to such terms and conditions as Landlord may require.

     Tenant shall at all times comply and shall cause all Tenant's Parties and visitors to comply with all Regulations and any rules and regulations established from time to time by Landlord relating to parking at the Project, including any keycard, sticker or other identification or entrance system, and hours of operation, as applicable.

     Landlord shall have no liability for any damage to property or other item located in the parking areas of the Project nor for any personal injuries or death arising out of the use of parking area in the Project by Tenant or any Tenant's Parties. Without limiting the foregoing, if Landlord arranges for the parking areas to be operated by an independent contractor not affiliated with Landlord, Tenant acknowledges that Landlord shall have no liability for claims arising through acts or omissions of such independent contractor. In all events, Tenant agrees to look first to its insurance carrier and to require that Tenant's Parties look first to their respective insurance carriers for payment of any losses sustained in connection with any use of the parking areas.

     Landlord reserves the right in a non-discriminatory manner, to assign specific space, and to reserve spaces for visitors, small cars, disabled persons or for other tenants or guests, and Tenant shall not park and shall not allow Tenant's Parties to park in any such assigned or reserved spaces. Tenant may validate visitor parking by such method as Landlord may approve, at the validation rate from time to time generally applicable to visitor parking. Landlord also reserves the right to alter, modify, relocate or close all or any portion of the parking areas in order to make repairs or perform maintenance service, or to restripe or renovate the parking areas, or if required by casualty, condemnation, act of God, Regulations or for any other reason deemed reasonable by Landlord.

     Landlord reserves the right to impose a charge for parking at a future time, such charge not to exceed fifty dollars ($50.00) per parking space per month.

                         38.  MISCELLANEOUS

A. GENERAL. The term "Tenant" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their respective successors, executors, administrators and permitted assigns, according to the context hereof.

B. TIME. Time is of the essence regarding this Lease and all of its provisions.

C. CHOICE OF LAW. This Lease shall in all respects be governed by the laws of the State of California.

D. ENTIRE AGREEMENT. This Lease, together with its Exhibits, addenda and attachments and the Basic Lease Information, contains all the agreements of the parties hereto and supersedes any previous negotiations. There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Lease and its Exhibits, addenda and attachments and the Basic Lease Information.

E. MODIFICATION. This Lease may not be modified except by a written instrument signed by the parties hereto. Tenant accepts the area of the Premises as specified in the Basic Lease Information as the approximate area of the Premises for all purposes under this Lease, and acknowledges and agrees that no other definition of the area (rentable, usable or otherwise) of the Premises shall apply. Tenant shall in no event be entitled to a recalculation of the square footage of the Premises, rentable, usable or otherwise, and no recalculation, if made, irrespective of its purpose, shall reduce Tenant's obligations under this Lease in any manner, including without limitation the amount of Base Rent payable by Tenant or Tenant's Proportionate Share of the Building and of the Project. Unless required by any Regulation, no alteration, addition, repair or modification of or to the Premises, Building or Project shall materially decrease the size of the Premises.

F. SEVERABILITY. If, for any reason whatsoever, any of the provisions hereof shall be unenforceable or ineffective, all of the other provisions shall be and remain in full force and effect.

G. RECORDATION. Tenant shall not record this Lease or a short form memorandum hereof.

H. EXAMINATION OF LEASE. Submission of this Lease to Tenant does not constitute an option or offer to lease and this Lease is not effective otherwise until execution and delivery by both Landlord and Tenant.

I. ACCORD AND SATISFACTION. No payment by Tenant of a lesser amount than the total Rent due nor any endorsement on any check or letter accompanying any check or payment of Rent shall be deemed an accord and satisfaction of full payment of Rent, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue other remedies. All offers by or on behalf of Tenant of accord and satisfaction are hereby rejected in advance.

J. EASEMENTS. Landlord may grant easements on the Project and dedicate for public use portions of the Project without Tenant's consent; provided that no such grant or dedication shall materially interfere with Tenant's Permitted Use of the Premises. Upon Landlord's request, Tenant shall execute, acknowledge and deliver to Landlord documents, instruments, maps and plats necessary to effectuate Tenant's covenants hereunder.

K. DRAFTING AND DETERMINATION PRESUMPTION. The parties acknowledge that this Lease has been agreed to by both the parties, that both Landlord and Tenant have consulted with attorneys with respect to the terms of this Lease and that no presumption shall be created against Landlord because Landlord drafted this Lease. Except as otherwise specifically set forth in this Lease, with respect to any consent, determination or estimation of Landlord required or allowed in this Lease or requested of Landlord, Landlord's consent,

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determination or estimation shall be given or made solely by Landlord in
Landlord's good faith opinion, whether or not objectively reasonable. If Landlord fails to respond to any request for its consent within the time period, if any, specified in this Lease, Landlord shall be deemed to have disapproved such request.

L. EXHIBITS. The Basic Lease Information, and the Exhibits, addenda and attachments attached hereto are hereby incorporated herein by this reference and made a part of this Lease as though fully set forth herein.

M. NO LIGHT, AIR OR VIEW EASEMENT. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to or in the vicinity of the Building shall in no way affect this Lease or impose any liability on Landlord.

N. NO THIRD PARTY BENEFIT. This Lease is a contract between Landlord and Tenant and nothing herein is intended to create any third party benefit.

O. QUIET ENJOYMENT. Upon payment by Tenant of the Rent, and upon the observance and performance of all of the other covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under Landlord, subject, nevertheless, to all of the other terms and conditions of this Lease. Landlord shall not be liable for any hindrance, interruption, interference or disturbance by other tenants or third persons, nor shall Tenant be released from any obligations under this Lease because of such hindrance, interruption, interference or disturbance.

P. COUNTERPARTS. This Lease may be executed in any number of counterparts, each of which shall be deemed an original.

Q. MULTIPLE PARTIES. If more than one person or entity is named herein as Tenant, such multiple parties shall have joint and several responsibility to comply with the terms of this Lease.

R. PRORATIONS. Any Rent or other amounts payable to Landlord by Tenant hereunder for any fractional month shall be prorated based on a month of 30 days. As used herein, the term "fiscal year" shall mean the calendar year or such other fiscal year as Landlord may deem appropriate.

S. BROKERS. Landlord shall pay the fee or commission of NL Associates ("Broker") based on Landlord's Published commission schedule, which shall not exceed five dollars ($5.00) per rentable square foot. Landlord and Tenant each represent and warrant to the other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease excepting only the Broker, and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent other than the Broker, occurring by, through or under the indemnifying party.

                          39.  ADDITIONAL PROVISIONS

A. CANCELLATION FOR LARGER PREMISES. It is hereby agreed and understood that in the event Tenant requires additional space and intends to vacate the herein demised Premises, and Landlord and Tenant execute a new lease agreement for a larger space in the Project that is at least 30,000 square feet, this Lease will be canceled as of the commencement date of the new lease covering the larger space, provided that Tenant is not, and has not been more than onetime per Year, in default of the terms of the Lease beyond any a applicable cure periods and provided that on the commencement date of the new lease, Tenant delivers the herein demised Premises to Landlord in the condition required by this Lease Agreement. Upon such cancellation, both parties shall be released from any obligations accrued prior to such cancellation. The terms and conditions of the new lease shall be at the same rental and terms and conditions as is offered other tenants for comparable space in the Project as determined by Landlord. Any security deposit or prepaid rental Tenant may be entitled to shall be credited to Tenant under the new lease.

B. ADDITIONAL AIR CONDITIONING UNIT. Tenant shall, as part of Exhibit C, have the right to install an additional air conditioning unit in the Premises. Tenant shall be responsible for all costs of said unit including installation, repair and maintenance, and removal upon expiration of this Lease. This unit shall have a separate electrical meter, installed and paid for by Tenant, and all electrical usage shall be paid for by Tenant.

                           40.  JURY TRIAL WAIVER

     EACH PARTY HERETO (WHICH INCLUDES ANY ASSIGNEE,. SUCCESSOR HEIR OR PERSONAL REPRESENTATIVE OF A PARTY) SHALL NOT SEEK A JURY TRIAL, HEREBY WAIVES TRIAL BY JURY, AND HEREBY FURTHER WAIVES ANY OBJECTION TO VENUE IN THE COUNTY IN WHICH THE BUILDING IS LOCATED, AND AGREES AND CONSENTS TO PERSONAL JURISDICTION OF THE COURTS OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE. THE RELATIONSHIP OF LANDLORD AND TENANT, TENANTS USE OR OCCUPANCY OF THE PREMISES, OR ANY CLAIM OF INJURY OR DAMAGE, OR THE ENFORCEMENT OF ANY REMEDY UNDER ANY STATUTE, EMERGENCY OR OTHERWISE, WHETHER ANY OF THE FOREGOING IS BASED ON THIS LEASE OR ON TORT LAW. EACH PARTY REPRESENTS THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL CONCERNING THE EFFECT OF THIS PARAGRAPH 40. THE PROVISIONS OF THIS PARAGRAPH 40 SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE.


     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and the year first above written.

                                    LANDLORD

                                    Spieker Properties, L.P.
                                    a California limited partnership

                                    By:  Spieker Properties, Inc.,
                                         a Maryland corporation,
                                         its general partner


                                    By:  /s/ JOSEPH D. RUSSELL, JR.
                                         -----------------------------------
                                         Joseph D. Russell, Jr.
                                         Its: Regional Senior Vice President

                                    Date: August 25, 1998


                                    TENANT

                                    Heuristic Physics Laboratories, Inc.
                                    a California corporation


                                    By:  /s/ DAVID Y. LEPEJIAN
                                         -----------------------------------
                                         David Y. Lepejian
                                         Its: President and CEO

                                    Date: August 20, 1998

ADDENDUM TO LEASE AGREEMENT DATED AUGUST 19, 1998, BETWEEN SPIEKER PROPERTIES, L.P., A CALIFORNIA LIMITED PARTNERSHIP, AS LANDLORD, AND HEURISTIC PHYSICS LABORATORIES, INC., A CALIFORNIA CORPORATION, AS TENANT FOR AN APPROXIMATELY 12,516 RENTABLE SQUARE FOOT PREMISES KNOWN AS SUITE 400, 2033 GATEWAY PLACE, SAN JOSE, CALIFORNIA.

ADDENDUM 1 - PARAGRAPH 6 - RENT. Rent for the Premises is as follows:

Months 01 - 12              $29,788.00 per month plus operating expenses per
                            Paragraph 7 of this Lease Agreement. Operating expenses through December 1998 are estimated to be $8,761.00 per month. Direct operating expenses are estimated a year in advance and collected on a monthly basis. Any increases or decreases necessary will be made at the end of the operating year.

Months 13 - 24:             $31,330.00 per month plus operating expenses per
                            Paragraph 7 of this Lease Agreement.

Months 25 - 36:             $32,934.00 per month plus operating expenses per
                            Paragraph 7 of this Lease Agreement.

Months 37 - 48:             $34,601.00 per month plus operating expenses per
                            Paragraph 7 of this Lease Agreement.

Months 49 - 60:             $36,336.00 per month plus operating expenses per
                            Paragraph 7 of this Lease Agreement.

Months 61 - 72:             $38,140.00 per mouth plus operating expenses per
                            Paragraph 7 of this Lease Agreement.

Months 73 - 84:             $40,016.00 per month plus operating expenses per
                            Paragraph 7 of this Lease Agreement.

                                    EXHIBIT A
                              RULES AND REGULATIONS

1. Driveways, sidewalks, halls, passages, exits, entrances, elevators, escalators and stairways shall not be obstructed by tenants or used by tenants for any purpose other than for ingress to and egress from their respective premises. The driveways, sidewalks, halls, passages, exits, entrances, elevators and stairways are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence; in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building, the Project and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of such tenant's business unless such persons are engaged in illegal activities. No tenant, and no employees or invitees of any tenant, shall go upon the roof of any Building, except as authorized by Landlord. No tenant, and no employees or invitees of any tenant shall move any common area furniture without Landlord's consent.

2. No sign, placard, banner, picture, name, advertisement or notice visible from the exterior of the Premises or the Building or the common areas of the Building shall be inscribed, painted, affixed, installed or otherwise displayed by Tenant either on its Premises or any part of the Building or Project without the prior written consent of Landlord in Landlord's sole and absolute discretion. Landlord shall have the right to remove any such sign, placard, banner, picture, name, advertisement, or notice without notice to and at the expense of Tenant, which were installed or displayed in violation of this rule. If Landlord shall have given such consent to Tenant at any time, whether before or after the execution of Tenant's Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of the Lease, and shall be deemed to relate only to the particular sign, placard, banner, picture, name, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to any other such sign, placard, banner, picture, name, advertisement or notice.

     All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person or vendor approved by Landlord and shall be removed by Tenant at the time of vacancy at Tenant's expense.

3. The directory of the Building or Project will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to charge for the use thereof and to exclude any other names therefrom.

4. No curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings or decorations shall be attached to, hung or placed in, or used in connection with, any window or door on the Premises without the prior written consent of Landlord. In any event with the prior written consent of Landlord, all such items shall be installed inboard of Landlord's standard window covering and shall in no way be visible from the exterior of the Building. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent or of a quality, type, design, and bulb color approved by Landlord. No articles shall be placed or kept on the window sills so as to be visible from the exterior of the Building. No articles shall be placed against glass partitions or doors which Landlord considers unsightly from outside Tenant's Premises.

5. Landlord reserves the right to exclude from the Building and the Project, between the hours of 6 p.m. and 8 am. and at all hours on Saturdays, Sundays and legal holidays , all persons who are not tenants or their accompanied guests in the Building. Each tenant shall be responsible for all persons for whom it allows to enter the Building or the Project and shall be liable to Landlord for all acts of such persons.

     Landlord and its agents shall M be liable for damages for any error concerning the admission to, or exclusion from the Building or the Project of any person.

     During the continuance of any invasion, mob, riot, public excitement or other circumstance rendering such action advisable in Landlord's opinion, Landlord reserves the right (but shall not be obligated) to prevent access to the Building and the Project during the continuance of that event by any means it considers appropriate for the safety of tenants and protection of the Building, property in the Building and the Project.

6. All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord. Except with the written consent of Landlord, no person or persons other than dim approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness of its Premises. Landlord shall in no way be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to Tenant's property by the janitor or any other employee or any other person.

7. Tenant shall see that all doors of its Promises are closed and securely locked and must observe strict care and caution that all water faucets or water apparatus, coffee pots or other heat-generating devices are entirely shut off before Tenant or its employees leave the Premises, and that all utilities shall likewise be carefully shut off, so as to prevent waste or damage. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or Project or by Landlord for noncompliance with this rule. On multiple-tenancy floors, all tenants shall keep the door or doors to the Building corridors closed at all times except for ingress and egress.

8. Tenant shall- not use any method of heating or air-conditioning other than that supplied by Landlord. As more specifically provided in Tenant's lease of the premises, Tenant shall not wane electricity, water or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air-conditioning, and shall refrain from attempting to adjust any controls other than room thermostats installed for Tenant's use.

9. Landlord will furnish Tenant free of charge with two keys to each door in the Premises. Landlord may make a reasonable charge for any additional keys, and Tenant shall not make or have made additional keys. Tenant shall not alter any lock or access device or install a new or additional lock or seem device or bolt on any door of its Premises, without the prior written consent of Landlord. If Landlord shall give its consent, Tenant shall in each case furnish Landlord with a key for any such lock. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys for all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, "I pay Landlord therefor.

                              Exhibit A - Page 1

10. The restrooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown into them. The expense of any breakage, stoppage, or damage resulting from violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused the breakage, stoppage, or damage.

11. Tenant shall not use or keep in or on the Premises, the Building or the Project any kerosene, gasoline. or inflammable or combustible fluid or material.

12. Tenant shall not use, keep or permit to be used or kept in its Premises any foul or noxious gas or substance. Tenant shall not allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought or kept in or about the Premises, the Building. or die Project.

13. No cooking shall be done or permitted by any tenant on die Premises, except that use by die tenant of Underwriters' Laboratory (UL) approved equipment, refrigerators and microwave ovens may be used in the Premises for die preparation of coffee, tea. hot chocolate and similar beverages, storing and heating food for tenants and their employees shall be permitted. All uses must be in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations and the Lease.

14. Except with the prior written consent of Landlord, Tenant shall not sell or permit the sale, at retail. of newspapers, magazines. periodicals, theater tickets or any other goods or merchandise in or on the Premises, nor shall Tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises be used for the storage of merchandise or for manufacturing of any kind, or the business of a public barber shop, beauty parlor, nor shall die Premises be used for any illegal improper, immoral or objectionable purpose, or any business or activity other than that specifically provided for in such Tenant's Lease. Tenant shall not accept hairstyling, barbering, shoeshine, nail, massage or similar services in the Premises or common areas except as authorized by Landlord.

15. If Tenant requires telegraphic, telephonic, telecommunications, data processing. burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation. The cost of purchasing. installation and maintenance of such services shall be borne solely by Tenant

16. Landlord will direct electricians as to where and how telephone, telegraph and electrical wires are to be introduced or installed. No boring or cutting for wires will be allowed without the prior written consent of Landlord. The location of burglar alarms. telephone call boxes and other office equipment affixed to the Premises shall be subject to the prior written approval of Landlord.

17. Tenant shall not install any radio or television antenna, satellite dish, loudspeaker or any other device on the exterior walls or the roof of the Building, without Landlord's consent. Tenant shall wt interfere with radio or television broadcasting or reception from or in the Building, the Project or elsewhere.

18. Tenant shall not mark or drive nails, screws or drill into the partitions, woodwork or drywall or in any way deface the Premises or any part thereof without Landlord's consent. Tenant may install nails and screws in areas of the Premises that have been identified for those purposes to Landlord by Tenant at the time those walls or partitions were installed in the Premises. Tenant shall not lay linoleum, tile, carpet or any other floor covering so that the same shall be affixed to the floor of its Premises in any manner except as approved in writing by Landlord. The expense: of repairing any damage resulting from a violation of this rule or the removal of any floor covering shall be borne by the tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused

19. No furniture, freight, equipment, materials, supplies, packages, merchandise or other property will be received in the Building or carried up or down the elevators except between such hours and in such elevators as shall be designated by Landlord.

     Tenant shall not place a load upon any floor of its Premises which exceeds the load per square foot which such floor was designed to carry or which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all safes, furniture or other heavy equipment brought to the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as determined by Landlord to be necessary to properly distribute the weight thereof. Landlord will not be responsible for loss of or damage to any such safe, equipment or property from any cause, and all damage done to the Building by moving or maintaining any such safe, equipment or other property shall be repaired at the expense of Tenant.

     Business machines and mechanical equipment belonging to Tenant which came noise or vibration dud may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord.

20. Tenant "I not install, maintain or operate upon its Premises any vending machine without die written consent of Landlord.

21. There shall-not be used in any space, or in the public areas of the Project either by Tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve. Tenants using hand trucks shall be required to use the freight elevator, or such elevator as Landlord shall designate. No other vehicles of any kind shall be brought by Tenant into or kept in or about its Premises.

22. Each tenant shall store all its a-Ash and garbage within the interior of the Premises. Tenant shall not place in the trash boxes or receptacles any personal trash or any material that my not or cannot be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city, without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes and at such times as Landlord shall designate. If the Building has implemented a building-wide recycling program for tenants, Tenant shall use good faith efforts to participate in said program.

                              Exhibit A - Page 2

23. Canvassing. soliciting, distribution of handbills or any other written material peddling in the Building and the Project are prohibited and each tenant shall cooperate to prevent the same. No tenant shall make room-to-room solicitation of business from other tenants in the Building or the Project, without the written consent of Landlord.

24. Landlord "I have the right exercisable without notice and without liability to any tenant, to change the name and address of the Building and the Project.

25. Landlord reserves the right to exclude or expel from the Project any person who, in Landlord's judgment, is under the influence of alcohol or drugs: or who commits any act in violation of any of these Rules and Regulations.

26. Without the prior written consent of Landlord, Tenant shall not use the name of die Building or the Project or any photograph or other likeness of the Building or the Project in connection with. or in promoting or advertising, Tenant's business except that Tenant may include the Building or Project's name in Tenant's address.

27. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.
28. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

29. The requirements of Tenant will be attended to only upon appropriate application at the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, mid no employees of Landlord will admit any person (tenant or otherwise) to any office without specific instructions from Landlord.

30. Landlord reserves the right to designate the use of the parking spaces on the Project. Tenant or Tenant's guests shall park between designated parking lines only, and shall not occupy two parking spaces with one car. Parking spaces shall be for passenger vehicles only; no boats, bucks, trailers, recreational vehicles or other types of vehicles may be parked in the parking areas (except that trucks may be loaded and unloaded in designated loading areas). Vehicles in violation of the above shall be subject to tow-away, at vehicle owner's expense. Vehicles parked on the Project overnight without prior written consent of the Landlord shall be deemed abandoned and shall be subject to tow-away at vehicle owner's expense. No tenant of the Building shall park in visitor or reserved parking areas. Any tenant found parking in such designated visitor or reserved parking areas or unauthorized areas shall be subject to tow-away at vehicle owner's expense The parking shall not be used to provide car wash, oil changes, detailing, automotive repair or other services unless otherwise approved or furnished by Landlord. Tenant will from time to time, upon the request of Landlord, supply Landlord with a list of license plate numbers of vehicles owned or operated by its employees or agents.

31. No smoking of any kind shall be permitted anywhere within the-Building, including. without limitation, the Premises and those areas immediately adjacent to the entrances and exits to the Building, or any other area as Landlord elects. Smoking in the Project is only permitted in smoking identified by Landlord, which may be relocated from time to time.

32. If the Building furnishes common area conferences rooms for tenant usage, Landlord shall have the right to control each tenant's usage of the conference rooms, including limiting tenant usage so that the rooms are equally available to all tenants in the Building. Any common area amenities or facilities shall be provided from time to time at Landlord's discretion.

33. Tenant shall not swap or exchange building keys or cardkeys with other employees or tenants in the Building or the Project.

34. Tenant shall be responsible for the observance of all of the foregoing Rules and Regulations by Tenant's employees, agents, clients, customers, invitees and guest.

35. These Rules and Regulations we in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Project.

36. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all tenants of the Building.

37. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and the Project and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations herein stated and any additional rules and regulations which are adopted.


                              Exhibit A - Page 3

                             [GRAPHIC OMITTED]




                              PROPERTY DESCRIPTION

That certain property situated in the City of San Jose, County of Santa Clara, State of California, described as follows:

ALL OF PARCELS A and B, as shown upon that certain Parcel Map entitled "Being all of Parcel 3 as shown on the Parcel Map recorded in Book 451 of Maps at pages 17 and 18 and lying within the City of San Jose, California", which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California on December 2, 1982 in Map Book 506 at pages 45 and 46, Santa Clara County Records.

                                   EXHIBIT B

                             [GRAPHIC OMITTED]





                                 EXHIBIT B CONT.

                                    EXHIBIT C

                           LEASE IMPROVEMENT AGREEMENT

     This Lease Improvement Agreement ("Improvement Agreement") sets forth the terms and conditions relating to construction of the initial tenant improvements described in the Plans to be prepared and approved as provided below (the "Tenant Improvements") in the Premises. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Lease (the "Lease") to which this Improvement Agreement is attached and forms a part.

1. BASE BUILDING WORK. The "Base Building Work" described on Schedule 1 to this Exhibit C, if any, has been or will be performed by Landlord at Landlord's sole cost and expense.

2. PLANS AND SPECIFICATIONS.

     2.1. Landlord shall retain the services of the space planner/architect designated by Landlord (the "Space Planner") to prepare: a detailed space plan (the "Space Plan") mutually satisfactory to Landlord and Tenant for the construction of the Tenant Improvements in the Premises. Tenant shall approve or disapprove the Space Plan and any proposed revisions thereto in writing within three (3) business days after receipt thereof, which approval shall not be unreasonably withheld. The Space Plan shall be prepared in accordance with the information provided by Tenant describing the improvements which Tenant desires to have constructed.

     2.2. Based on the approved Space Plan, Landlord "I cause the Spam Planner to prepare detailed plans. specifications and working drawings for the construction of the Tenant Improvements (the "Plans-). Landlord and Tenant shall diligently pursue the preparation of the Plum Tenant shall approve or disapprove the Plans and any proposed revisions thereto. including the estimated cost of the Tenant Improvements. in writing within duce (3) business days after receipt thereof If Tenant fails to approve or disapprove the Space Plan or Plans or any revisions thereto within the time limits specified herein, Tenant shall be deemed to have approved the same. Landlord and Tenant shall use diligent efforts to cause the final Plans and the cost estimate to be prepared and approved no later than thirty (30) days after the execution of the Lease.

     2.3. Notwithstanding Landlord's preparation, review and approval of the Space Plan and the Plans and any revisions thereto, Landlord shall have no responsibility or liability whatsoever for any errors or omissions contained in the Space Plan or Plans, or to verify dimensions or conditions, or for the quality, design or compliance with applicable Regulation of any improvements described therein or constructed in accordance therewith. Landlord hereby assigns to Tenant all warranties and guarantees by the Space Planner or the contractor who constructs the Tenant Improvements relating to the Tenant Improvements, and Tenant hereby waives all claims against Landlord relating to, or arising out of the design or construction of, the Tenant Improvements. Landlord shall make a good faith effort to cooperate with Tenant to enforce any such warranties as may be reasonably required by Tenant, provided that Landlord does not incur any monetary costs.

3. Specifications for Standard Tenant Improvements.

     3.1. Specifications and quantities of standard building components which will comprise and be used in the construction of the Tenant Improvements ("Standards") we set forth in Schedule 2 to this Exhibit C. As used herein, "Standards" or "Building Standards" shall mean the standards for a particular item selected from time to time by Landlord for the Building, including those set forth on Schedule 2 of this Exhibit C or such other standards of equal or better quality as may be mutually agreed between Landlord and Tenant in writing.

     3.2. No deviations from die Standards we permitted.

4. Tenant Improvement

     4.1. The cost of the Tenant Improvement shall be paid for by Tenant, including, without limitation. the cost of. Standards; space plans and studies; architectural and engineering fees; permits, approvals and other governmental fees; labor, material, equipment and supplies; construction fees and other amounts payable to contractors or subcontractors; taxes; off-site improvements; remediation and preparation of the Premises for construction of the Tenant Improvements; taxes; filing and recording fees; premiums for insurance and bonds; attorneys' fees; financing costs; and all other costs expended or to be expended in the construction of the Tenant Improvements, including those costs incurred for construction of elements of the Tenant Improvements in the Premises, which construction was performed by Landlord prior to the execution of the Lease or for materials comprising the Tenant Improvements which were purchased by Landlord prior to the execution of the Lease; and an administration fee of eight percent (8%) of the total cost of the Tenant Improvements. Notwithstanding anything to the contrary contained in this Lease, the cost of the Tenant Improvements subject to the Tenant Improvement. Allowance shall not include (and Tenant shall have no responsibility or) the following: (i) Costs for material improvements which are not shown on or described in the approved final Plans unless otherwise approved by Tenant in writing or which are part of a change order; (ii) Costs incurred to remove Hazardous Materials in the Premises or the surrounding area to the extent such materials exist prior to the completion date unless the presence of such materials was caused by Tenant or the Tenant's Parties in violation of Hazardous Materials laws; (iii) costs incurred as a consequence of delay if such delay materially affects the progress of the construction of Tenant Improvement or delays due to force majeure (unless the delay is caused by Tenant or the Tenant's Parties) or pre existing construction defects; (iv) Costs recovered by Landlord upon account of warranties or insurance; (v) Penalties and late charges attributable to the failure to pay construction costs in accordance with this Lease except to the extent such penalties and late charges arise due to delays caused by Tenant or Tenant's Parties.

     4.2. Provided Tenant is not in default under the Lease beyond any applicable cum periods, including this Improvement Agreement, Landlord shall contribute a one-time tenant improvement allowance not to exceed $350,448.00 ("Tenant Improvement Allowance") to be credited by Landlord toward the cost of the initial Tenant Improvements. If the cost of the Tenant Improvements exceeds the Tenant Improvement Allowance, Tenant shall pay Landlord such excess cost within five business days after Landlord's notice to Tenant of such excess cost. No credit "I be given to Tenant if the cost of the Ten-ant Improvements is less than the Tenant Improvement Allowance.

     4.3. If the cost of the Tenant Improvements increases after the Tenant's approval of the Plans due to the requirements of any governmental agency or applicable Regulation or any other reason, Tenant shall pay Landlord the amount of such increase within five (5) business days after notice from Landlord of such increase.

     4.4. If Tenant requests any change(s) in the Plans after approval of the estimate of the cost of the Tenant Improvements and any such requested changes are approved by Landlord in writing in Landlord's sole discretion, Landlord shall advise Tenant promptly of any cost increases and/or delays such approved change(s) will cause in the construction of the Tenant Improvements. Tenant shall approve or disapprove any or all such change(s) within three (3) business days after notice from Landlord of such cost increases and/or delays. To the extent Tenant disapproves any such cost increases and/or delay attributable thereto, Landlord shall have the right, in its sole discretion, to disapprove Tenant's request for any changes to the approved Plans. If the cost of the Tenant Improvements increases due to any changes in the Plan(s) requested by Tenant, Tenant shall pay Landlord the amount of such increase within three (3) business days after notice from Landlord of such increase and Tenant's approval thereof in accordance with this Paragraph 4.4.

5. CONSTRUCTION OF TENANT IMPROVEMENTS.

     5.1. Upon Tenant's approval of the Plans including the estimate of the cost of the Tenant Improvements and Landlord's receipt of payment of any such estimated cost exceeding the amount of the Tenant Improvement Allowance, Landlord shall cause its contractor to proceed to secure a building permit and commence construction of the Tenant Improvements provided that Tenant shall cooperate with Landlord in executing permit applications and performing other actions reasonably necessary to enable Landlord to obtain any required permits or certificates of occupancy; and provided further that the Building has in Landlord's discretion reached the stage of construction where it is appropriate to commence construction of the Tenant Improvements in the Promises. Landlord shall cause the Tenant Improvements to be constructed in accordance with the approved final Plans, in compliance with all applicable Regulations, ordinances and building codes, in a good and workmanlike manner, without defects and using new materials and equipment of good quality.

     5.2. Without limiting the provisions of Paragraph 35 of the Lease, Landlord shall not be liable for any direct or indirect damages suffered by Tenant as a result of delays in construction beyond Landlord's reasonable control, including, but not limited to, delays due to strikes or unavailability of materials or labor, or delays caused by Tenant (including delays by the Spacc Planner, the contractor or anyone else performing services on behalf of Landlord or Tenant).

     5.3. If any work is to be performed on the Premises by Tenant or Tenant's contractor or agents:

          (a) Such work shall proceed upon Landlord's written approval of Tenant's contractor, public liability and property damage insurance carried by Tenant's contractor, and detailed plans and specifications for such work, shall be at Tenant's sole cost and expense and shall further be subject to the provisions of Paragraphs 12 and 27 of the Lease.

          (b) All work shall be done in conformity with a valid building permit when required, a copy of which shall be furnished to Landlord before such work is commenced, and in any case, all such work shall be performed in accordance with all applicable Regulations. Notwithstanding any failure by Landlord to object to any such work, Landlord shall have no responsibility for Tenant's failure to comply with all applicable Regulations.

          (c) If required by Landlord or any lender of Landlord, all work by Tenant or Tenant's contractor or agents shall be done with union labor in accordance with all union law agreements applicable to the trades being employed.

          (d) All work by Tenant or Tenant's contractor or agents shall be scheduled through Landlord.

          (e) Tenant or Tenant's contractor or agents shall arrange for necessary utility, hoisting and elevator service with Landlord's contractor and shall pay such reasonable charges for such services as may be charged by Tenant's or Landlord's contractor.

          (f) Tenant's entry to the Premises for any purpose, including, without limitation, inspection or performance of Tenant construction by Tenant's agents prior to the date Tenant's obligation to pay rent commences shall be subject to all the term and conditions of the Lease except the payment of Rent. Tenant's entry shall mean entry by Tenant, its officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors.

          (g) Tenant shall promptly reimburse Landlord upon demand for any reasonable expense actually incurred by the Landlord by reason of faulty work done by Tenant or its contractors or by reason of any delays caused by such work, or by reason of inadequate clean-up.

6. Completion and Rental Commencement Date

     6.1. Except to the extent caused by any Tenant delays or force majeure, the Commencement Date of the Lease shall not occur, and Tenant shall not be obligated to pay Base Rent under the Lease until the Tenant Improvements are substantially complete. For purposes hereof, the Tenant Improvements shall be deemed substantially complete ("Substantial Completion", or "Substantially Completed" or "Substantially Complete") on the date by which all of the following have occurred: (i) the Tenant Improvements have been substantially completed in accordance with the Plans such that Tenant may use and occupay the Premises for the Permitted Use hereunder;. (ii) Landlord has delivered possession of the Premises to Tenant, and (iii) Landlord has obtained approvals and permits from the appropriate governmental authorities required for the occupancy of the Premises and the completion of the Tenant Improvements. Within ten (10) business days after the Commencement Date, Tenant shall have the right to submit a written punch list to Landlord, setting forth any defective item of construction, and Landlord shall promptly cause such items to be corrected. However:

          (a) If Tenant delays in preparing or approving the Space Plans or the Plans, or fails to approve or disapprove the estimate of the cost of the Tenant Improvements or any other matter requiring Tenant's approval, or to pay the excess cost of Tenant Improvements, in each case within the time limits specified herein; or

          (b) If the construction period is extended because Tenant requests any changes in construction, or modifies the approved Plans or if the same do not comply with applicable Regulations (provided such events or occurrences actually result in a delay); or

          (c) If Landlord is otherwise delayed in the construction of the Tenant Improvements for any act or omission of or breach by Tenant or anyone performing services on behalf of Tenant or on account of any work performed on the Premises by Tenant or Tenant's contractors or agents, then the date described in Paragraph 2 of the Lease shall be deemed to be accelerated by the total number of days of Tenant delays described in (a) through (c) above (each, a "Tenant Delay"), calculated in accordance with the provisions of Paragraph 6.2 below.

     6.2. If the Term of the Lease has not already commenced pursuant to the provisions of Paragraph 2 of the Lease and substantial completion of the Tenant Improvements has been delayed on account of any Tenant Delays, then upon actual substantial completion of the Tenant Improvements (as defined herein), Landlord shall notify Tenant in writing of the date substantial completion of the Tenant Impiovements d have occurred but for such Tenant Delays, and such date shall thereafter be deemed to be the Term Commencement Date for all purposes under the Lease. Tenant shall pay to Landlord, within three (3) business days after receipt of such written notice (which notice shall include a summary of Tenant Delays), the per diem Base Rent times the number of days between the date the Term Commencement Date would have otherwise occurred but for the Tenant Delays (as determined by the Space Planner or Landlord's contractor), and the date of actual substantial completion of the Tenant Improvements.

     6.3. Promptly after substantial completion of the Tenant Improvements, Tenant shall conduct an inspection of the Premises with a representative of Landlord and develop with such representative of Landlord a punchlist of items of the Tenant Improvements that are not complete or that require corrections. Upon receipt of such punchlist, Landlord shall proceed diligently to remedy such items; at Landlord's cost and expense provided such items are part of the Tenant Improvements to be constructed by Landlord hereunder and are otherwise consistent with Landlord's obligations under this Improvement Agreement and provided Tenant has fully paid Landlord for the cost of the Tenant Improvements exceeding the Tenant Improvement Allowance (with any dispute between Landlord and Tenant pertaining thereto to be resolved by the Space Planner or Landlord's general contractor). Substantial completion shall not be delayed notwithstanding delivery of any such punchlist.

     6.4. A defauft under this Improvement Agreement shall constitute a default under the Lease, and the parties shall be entitled to all rights and remedies under the Law in the event of a default hereunder by the other party (notwithstanding that the Term thereof has not commenced).

                                   SCHEDULE 1
                                  TO EXHIBIT C

                         SPIEKER PROPERTIES, GATEWAY III
                                  BASE BUILDING WORK

AREAS TO BE INCLUDED IN BASE BUILDING WORK:

          A)   Water-tight Shell
          B)   Main Building Lobby
          C)   Elevator Lobbies, Floors 1 through 6
          D)   Elevator Cabs
          E)   Building Stairs
          F)   Building Mail/Telephone Room, Ground Floor
          G)   Building Mechanical Equipment Room
          H)   Building Electrical Rooms, Floors 1 through 6
          I)   Building Telephone Closets, Floors 2 through 6
          J)   Common Area Restrooms, Floors 1 through 6
          K)   Common Area Drinking Fountains, Floors 1 through 6
          L)   Common Area Corridors, Floors 1 through 6
          M)   Common Area Janitor's Closets, Floors 1 through 6
          N)   Building Balconies, Floors 4 through 6

BUILD-OUT IN THESE AREAS TO INCLUDE:

          A)   Floor covering
          B)   Finished Ceiling
          C)   Lighting
          D)   Fire Sprinklers and Fire Protection System
          E)   Partitions - Partitions are "ready-for-finish" on Tenant side
          F)   HVAC main supply loop
          G)   Main power distribution - brought to each floor only

                         SPIEKER PROPERTIES, GATEWAY III
                           SUMMARY OF TENANT STANDARDS




FIRE PROTECTION

Fire Sprinkler Heads: Sprinkler heads to be Viking Horizon Mirage Model B-2.
                      concealed pendant automatic and quick response sprinklers. Escutcheons to be micromatic adjustable, #E-1.
                      Color to be Navajo white

FLOOR COVERING:

Carpet: 39 oz. weight cut pile, Designweave, Sabre Classic, installed over pad. All standard colors available.

Tile:                 Armstrong, Standard Excelon vinyl composition tile.
                      All standard colors available.

Base: Burke, 4" rubber base, topset over VCT and straight cut over carpet. All standard colors available.

WINDOW COVERING

Blinds:               1" aluminum Levelor "Riviera" blinds, Color:
                      Black/alabaster. Sized to fit within aluminum mulion module.

                                      ADDENDUM TO
                                   LEASE AGREEMIENT
                                RE: LEASE OF PREMISES AT
                    2033 GATEWAY PLACE, SUITE 400, SAN JOSE, CALIFORNIA
                                    (THE "PREMISES")

     NOTWITHSTANDING anything to the contrary contained in the Lease Agreement (the "Lease'), between Spieker Properties, L.P., a California limited partnership ("Lessor"), and Heuristic Physics Laboratories, Inc., a California corporation, ("Lessee"), the following provisions of this Addendum to Lease Agreement (this "Addendum") shall be incorporated into and be a part of the Lease and shall supersede any inconsistent provisions of the Lease.

1. GRANT OF LICENSE. Landlord hereby grants Tenant a nonexclusive license to install on the roof of the building one (1) antenna which is no more than 60" x 1 V4" in tubular height with a mast no more than 18" x 30" in size which is to be mounted by brackets on the inside wall adjacent to the boiler exhaust fans located on top of the penthouse wall and does not exceed five pounds (5 lbs.) installed, and the nonexclusive right to run connecting lines to such antenna from the Premises (such antenna and such connecting lines and equipment herein referred to as the "Equipment'). Tenant shall not penetrate the roof in connection with any installation or reinstallation of the Equipment without Landlord's prior written consent, which may be withheld in Landlord's sole discretion. The plans and specifications for all the Equipment shall be delivered by Tenant to Landlord for Landlord's review and approval. Such plans and specifications shall be approved by Landlord in writing prior to any installation. Prior to the commencement of any installation or other work performed on or about the Building, Landlord shall approve all contractors and subcontractors which shall perform such work. Tenant shall be responsible for any damage to the roof or conduit systems as a result of Tenant's installation, maintenance and/or removal of the Equipment. In the event that Tenant fails to repair and maintain the Equipment in accordance with this Addendum and the Lease, Landlord may, but shall not be obligated to, make any such repairs or perform any maintenance to the Equipment and Tenant shall reimburse Landlord upon demand for all costs and expenses incurred by Landlord in connection therewith, plus a reasonable administrative fee.

2. RENT. Tenant shall pay to Landlord, as "Additional Rent", one hundred dollars ($100.00) per month for the use of the roof and roof space to accommodate Tenant's Equipment. Additional Rent is due and payable on the first day of each month and is subject to the same terms and conditions under Paragraph 6.B. of the Lease.

3. LOCATION. The location of the Equipment shall be subject to Landlord's prior written approval, which approval may be withheld in Landlord's sole discretion. Tenant shall not change the location of, or alter or install additional Equipment or paint the antenna or the other Equipment without Landlord's prior written consent. Tenant agrees that Landlord shall direct the placement of the antenna inside the roof well, other than locations that are scheduled to accommodate building equipment or services.

4. COMPLIANCE WITH LAW. Tenant, at Tenant's sole expense, shall comply with all laws, rules, orders and regulations regarding the installation, construction, operation, maintenance and removal of the Equipment and shall be solely responsible for obtaining and maintaining in force all permits, licenses and approvals necessary for such operations.

5. TAXES. Tenant shall be responsible for and promptly shall pay all taxes, assessments, charges, fees and other governmental impositions levied or assessed on the Equipment or based on the operation thereof

6. RELOCATION. Landlord may require Tenant, at Tenant's sole cost and expense, to relocate the Equipment during the term of the Lease to a location approved by Tenant, which approval shall not be unreasonably withheld, conditioned or delayed.

7. TERMINATION. Landlord reserves the right to terminate Tenant's right pursuant to this Addendum with thirty (30) days prior written notice to Tenant. This Addendum will terminate immediately should Tenant be in default of the Lease and/or any related sublease. This Addendum shall automatically terminate upon the expiration or earlier termination of the Lease.

8. INTERFERENCE. Operation of the Equipment shall not interfere in any manner with equipment systems or utility systems of other tenants, including without limitation, telephones, dictation equipment, lighting, heat and air conditioning, computers, electrical systems and elevators. If operation of the Equipment causes such interference, as determined by Landlord in Landlord's reasonable discretion, Tenant immediately shall suspend operation of the Equipment until Tenant eliminates such interference.

9. MAINTENANCE AND REPAIR. Tenant shall maintain the Equipment in good condition and repair, at Tenant's sole cost and expense. Landlord may from time to time require that Tenant repaint the antenna at Tenant's expense to keep the same in an attractive condition. In the event that Tenant fails to repair and maintain the Equipment in accordance with this Paragraph 9, Landlord may, but shall not be obligated to, make any such repairs or perform any maintenance to the Equipment and Tenant shall reimburse Landlord upon demand for all costs and expenses incurred by Landlord in connection therewith, plus a reasonable administrative fee. I

10. ACCESS. Tenant may access the roof for repair and maintenance of the satellite dish, only during normal business hours, on not less than 24 hours prior written notice to Landlord. Should Tenant request roof access during normal business hours with less than 24 hours prior written notice, Landlord will use best efforts to provide Tenant roof access. Tenant shall designate in writing to Landlord all persons whom Tenant authorizes to have access to the roof for such purposes. Upon such designation and prior identification to Landlords' building security personnel, such authorized persons shall be granted access to the roof by Landlord's building engineer. Tenant shall be responsible for all costs and expenses incurred by Landlord in connection with Tenant's access to the roof pursuant to this Paragraph 10. Landlord or Landlord's agent may accompany Tenant during such access.

11. INDEMNITY AND INSURANCE. Tenant shall indemnify, defend, protect and hold harmless Landlord from and against any and all claims related to the Equipment or operation of the same as if the Equipment were located wholly within the Premises. Tenant shall provide evidence satisfactory to Landlord that Tenant's property and liability insurance policies required under the Lease include coverage for the Equipment and any claim, loss, damage, or liability relating to the Equipment. Paragraph 10 of the Lease shall apply to the Equipment and Tenant's use thereof.

12. NO LANDLORD RESPONSIBILITY. Landlord shall have no responsibility or liability whatsoever relating to (i) maintenance or repair of the Equipment, (ii) damage to the Equipment; (iii) damage to persons or property relating to the Equipment or the operation thereof-, or (iv) interference with use of the Equipment arising out of utility interruption or any other cause, except for injury to persons or damage to property caused solely by the negligence or intentional misconduct of Landlord, its agents or any other parties related to Landlord. In no event shall Landlord be responsible for consequential damages. Upon installation of the Equipment, Tenant shall accept the area where the Equipment is located in its "as is" condition. Tenant acknowledges that the roof location of the Equipment is suitable for Tenant's needs, and acknowledges that Landlord shall have no obligation whatsoever to improve, maintain or repair the area in which the Equipment will be installed.

13. USE. Tenant shall use the Equipment solely for the operations associated with the Permitted Use and within Tenant's Premises and shall not use or allow use of the Equipment. for consideration or otherwise, for the benefit of other tenants in the building or any other person or entity.

14. REMOVAL. Tenant shall, at Tenant's sole expense, remove the antenna and such other portions of the Equipment as Landlord may designate, and restore the affected areas to their condition prior to installation of the Equipment (i) if Tenant fails to perform any of its obligations under this Addendum within five (5) days after request of Landlord, or immediately in the event of emergency, (ii) immediately if such removal is required by any governmental agency having jurisdiction over the Equipment, and (iii) in any event, no later than thirty (30) days after expiration or earlier termination of the Lease; provided, however, that Tenant shall continue to pay the Rent described in Paragraph 2 hereof during such thirty (30) day removal period. If Tenant fails to remove the Equipment when and as required under this Addendum, Landlord reserves the right to do so, and the expense of the same shall be immediately due and payable from Tenant to Landlord as Additional Rent, together with interest and late charges as provided in the Lease.

     15. SURVIVAL. The covenants, obligations and indemnities under this Addendum shall survive expiration or earlier termination of the Lease for any reason.

     Except as expressly modified above, all terms and conditions of the Lease remain in full force and effect and are hereby ratified and confirmed.



LANDLORD:                                TENANT:

Spieker Properties, L.P.,                Heuristic Physics Laboratories, Inc.,
a California limited partnership         a California corporation

By: Spieker Properties, Inc.             By: /s/ DAVID Y. LEPEIJIAN
    a Maryland corporation                   ---------------------------------
    its General Partner                      David Y. Lepeijian
                                         Its: President & CEO
By:  /s/ JOHN W. PETERSEN
     ---------------------------         Date: May 18, 1999
                                               -------------------------------
     John W. Petersen
     Its: Vice President
          ---------------------

     Date: May 20, 1999
           --------------------